Thacher Proffitt & Wood
                             Two World Trade Center
                               New York, NY 10048




                                     March 13, 1997

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

             Re: Home Bancorp of Elgin, Inc. -- Commission File No. 0-28696 Proxy Statement for 1997 Annual Meeting
                  ----------------------------------------------------------

Ladies and Gentlemen:

               In connection with the Home Bancorp of Elgin, Inc. (the "Company") 1997 Annual Meeting of Stockholders, and pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended, and Rule 14a-6(b) promulgated thereunder, enclosed on behalf of the Company are conformed copies of the definitive proxy materials identified below.

               1.   Letter to stockholders;

               2.   Notice of annual meeting;

               3.   Proxy statement;

               4.   Form of proxy; and

               5. Voting authorization form and related letter with respect to the Company's Employee Stock Ownership Plan.

These items were first released to stockholders on March 13, 1997.

               Please direct any questions or comments regarding the enclosures to the undersigned at (212) 912-7825 or to Nazanien E. Monasebian at (212) 912-7466.

                                     Very truly yours,


                                     /s/ Mark I. Sokolow
                                     -------------------------
                                     Mark I. Sokolow

Enclosures
cc:   Mr. Lyle N. Dolan
       Home Bancorp of Elgin, Inc.

                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                           HOME BANCORP OF ELGIN, INC.
                      ------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
                ------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/     No fee required.
/ /     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
        (1) Title of each class of securities to which transaction applies:
        (2) Aggregate number of securities to which transaction applies:
        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        (4) Proposed maximum aggregate value of transaction:
        (5) Total fee paid:

/ /     Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        (1) Amount Previously Paid:
        (2) Form, Schedule or Registration Statement No.:
        (3) Filing Party:
        (4) Date Filed:

                  [LETTERHEAD OF HOME BANCORP OF ELGIN, INC.]


                                       March 13, 1997


Dear Stockholder:

         You are cordially invited to attend the 1997 Annual Meeting of Stockholders of Home Bancorp of Elgin, Inc. (the "Company"), the holding company for Home Federal Savings and Loan Association of Elgin (the "Association"), Elgin, Illinois, which will be held on April 17, 1997 at 16 North Spring Street, Elgin, Illinois 60120 at 2:00 p.m., Central Time (the "Annual Meeting").

         The attached Notice of the 1997 Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of the Company, as well as a representative of KPMG Peat Marwick LLP, the accounting firm appointed by the Board of Directors to be the Company's independent auditors for the fiscal year ending December 31, 1997, will be present at the Annual Meeting to respond to appropriate questions.

         The Board of Directors of the Company has determined that an affirmative vote on each matter to be considered at the Annual Meeting is in the best interests of the Company and its stockholders and unanimously recommends a vote "FOR" each of these matters.

         Please complete, sign and return the enclosed proxy card promptly whether or not you plan to attend the Annual Meeting. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. VOTING BY PROXY WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE ANNUAL MEETING BUT WILL ASSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND. IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE
                                     -----------------------------------------
NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM
----------------------------------------------------------------------------
YOUR RECORD HOLDER TO ATTEND AND TO VOTE PERSONALLY AT THE ANNUAL MEETING.
--------------------------------------------------------------------------
EXAMPLES OF SUCH DOCUMENTATION INCLUDE A BROKER'S STATEMENT, LETTER OR OTHER DOCUMENT CONFIRMING YOUR OWNERSHIP OF SHARES OF THE COMPANY.

         On behalf of the Board of Directors and the employees of Home Bancorp of Elgin, Inc. and Home Federal Savings and Loan Association of Elgin, we thank you for your continued support.


                                       Sincerely yours,




                                       /s/ George L. Perucco
                                       George L. Perucco
                                       PRESIDENT AND CHIEF EXECUTIVE OFFICER

                           HOME BANCORP OF ELGIN, INC.
                             16 NORTH SPRING STREET
                              ELGIN, ILLINOIS 60120
                                 (847) 742-3800


                NOTICE OF THE 1997 ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 17, 1997


         NOTICE IS HEREBY GIVEN that the 1997 Annual Meeting of Stockholders of Home Bancorp of Elgin, Inc. (the "Company") will be held on April 17, 1997 at 16 North Spring Street, Elgin, Illinois 60120, at 2:00 p.m., Central Time, to consider and vote upon the:

         1. Election of three directors, each to serve for a term of three years;

         2.       Approval of the Home Bancorp of Elgin, Inc. 1997 Stock Option
                  Plan;

         3. Approval of the Home Bancorp of Elgin, Inc. 1997 Recognition and Retention Plan;

         4. Ratification of the appointment of KPMG Peat Marwick LLP as independent auditors for the fiscal year ending December 31, 1997; and

         5. Authorization of the Board of Directors, in its discretion, to direct the vote of proxies upon such matters incident to the conduct of the Annual Meeting as may properly come before the Annual Meeting, and any adjournment or postponement thereof, including, without limitation, a motion to adjourn the Annual Meeting. The Company is not aware of any other business that may properly come before the Annual Meeting.

         The Board of Directors has fixed February 21, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. Only stockholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.


                                       By Order of the Board of Directors,




                                       /s/ Kathleen A. Schroeder
                                       Kathleen A. Schroeder
                                       VICE PRESIDENT AND SECRETARY

Elgin, Illinois
March 13, 1997

--------------------------------------------------------------------------------
YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING.  IT IS
IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER
OF SHARES YOU OWN.  THE BOARD OF DIRECTORS URGES YOU TO SIGN, DATE AND
MARK THE ENCLOSED PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED
ENVELOPE.  RETURNING THE PROXY CARD WILL NOT PREVENT YOU FROM VOTING
IN PERSON IF YOU ATTEND THE ANNUAL MEETING.
--------------------------------------------------------------------------------

                           HOME BANCORP OF ELGIN, INC.

                             PROXY STATEMENT FOR THE
                       1997 ANNUAL MEETING OF STOCKHOLDERS

                          TO BE HELD ON APRIL 17, 1997


                               GENERAL INFORMATION

GENERAL

         This Proxy Statement and accompanying proxy card are being furnished to the stockholders of Home Bancorp of Elgin, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company from holders of the shares of the Company's issued and outstanding common stock, par value $.01 per share (the "Common Stock"), as of the close of business on February 21, 1997 (the "Record Date"), for use at the 1997 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on April 17, 1997 at 16 North Spring Street, Elgin, Illinois 60120, at 2:00 p.m., Central Time, and at any adjournment or postponement thereof. This Proxy Statement, together with the enclosed proxy card, is first being mailed to stockholders on or about March 13, 1997.

         On September 26, 1996, the Company became the holding company for Home Federal Savings and Loan Association of Elgin (the "Association") upon completion of the conversion of the Association from the mutual form of organization into the stock form of organization (the "Conversion"). The Company, a Delaware corporation, operates as a savings association holding company for its wholly-owned subsidiary, the Association.

RECORD DATE AND VOTING RIGHTS

         The Board of Directors of the Company has fixed the close of business on February 21, 1997 as the Record Date for the determination of the Company's stockholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only holders of record of shares of Common Stock at the close of business on such date will be entitled to vote at the Annual Meeting. On the Record Date, there were 7,009,250 shares of Common Stock issued and outstanding. The presence of the holders of at least a majority of the total number of votes eligible to be cast in the election of directors generally by the holders of the outstanding shares of Common Stock of the Company entitled to vote thereat, represented in person or by proxy, shall constitute a quorum for the transaction of business at a meeting of stockholders, except as otherwise provided by law, the Certificate of Incorporation or the Bylaws of the Company.

         Each holder of shares of Common Stock outstanding on the Record Date will be entitled to one vote for each share of capital stock registered in his or her name on the transfer books or records of the Company at the Annual Meeting and at any adjournment or postponement thereof. As provided in the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of ten percent (10%) of the issued and outstanding shares of Common Stock ("Excess Shares") shall be entitled to cast one one-hundredth (1/100) of one vote per share for each Excess Share. A person or entity is deemed to beneficially own shares owned by an affiliate or associate as well as by persons acting in concert with such person or entity. The Company's Certificate of Incorporation authorizes and imposes a duty on the Board of Directors, by action of a majority, to interpret all of the terms and provisions of the Certificate of Incorporation governing Excess Shares and to determine on the basis of information known to them after reasonable inquiry all facts necessary to ascertain compliance with the Certificate of Incorporation, including, without limitation, (i) the number of shares of Common Stock beneficially owned by any person or purported owner; (ii) whether a person or purported owner is an affiliate or associate of, or is acting in concert with, any other person or purported owner; (iii) whether a person or purported owner has an agreement, arrangement or understanding with any other person or purported owner as to the voting or disposition of any shares of Common Stock; (iv) the application of any other definition or operative provision of the Certificate of Incorporation to the given facts; or (v) any other matter relating to the applicability or effect of the Certificate of Incorporation.

         All properly executed proxies received by the Company will be voted in accordance with the instructions indicated thereon. IF NO INSTRUCTIONS ARE GIVEN, EXECUTED PROXIES WILL BE VOTED FOR ELECTION OF EACH OF THE THREE NOMINEES FOR DIRECTOR, AND FOR EACH OTHER PROPOSAL IDENTIFIED IN THE NOTICE OF THE 1997 ANNUAL MEETING OF STOCKHOLDERS. Management is not aware of any matters other than those set forth in the Notice of the 1997 Annual Meeting of Stockholders that may be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy card will vote the shares represented by all properly executed proxies on such matters in such manner as shall be determined by a majority of the Board of Directors of the Company.

VOTE REQUIRED

         The vote required for each proposal is set forth in the discussion of such proposal under the caption "--Vote Required."

REVOCABILITY OF PROXIES

         A proxy may be revoked at any time before it is voted by filing with the Company a duly executed instrument revoking the proxy or by submitting a duly executed proxy bearing a later date. A proxy may also be revoked by attending and voting at the Annual Meeting or any adjournment or postponement thereof, if a written revocation is filed with the secretary of the Annual Meeting prior to the voting of such proxy.

         IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED APPROPRIATE DOCUMENTATION FROM YOUR STOCKHOLDER OF RECORD TO VOTE PERSONALLY AT THE ANNUAL MEETING. Examples of such documentation would include a broker's statement, letter or other document that will confirm your ownership of shares of the Company.

SOLICITATION OF PROXIES

         The Company will bear the costs of soliciting proxies from its stockholders. In addition to the use of mail, proxies may be solicited by officers, directors or employees of the Company and the Association, by telephone or through other forms of communication. The Company will also request persons, firms and corporations holding shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners, and will reimburse such holders for reasonable expenses incurred in connection therewith. In addition, the Company has retained MacKenzie Partners, Inc. to assist in the solicitation of proxies, which firm will be paid a fee of $3,000, plus out-of-pocket expenses.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         Directors, officers and employees of the Association and the Company will be granted stock options under the Home Bancorp of Elgin, Inc. 1997 Stock Option Plan (the "Option Plan") being presented for stockholder approval in Proposal 2 if stockholders approve Proposal 2. See "Proposal 2 -- 1997 Stock Option Plan." Directors, officers and employees of the Association and the Company will be awarded restricted stock of the Company under the Home Bancorp of Elgin, Inc. 1997 Recognition and Retention Plan (the "RRP") being presented for stockholder approval in Proposal 3 if stockholders approve Proposal 3. See "Proposal 3 -- 1997 Recognition and Retention Plan."

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL STOCKHOLDERS OF THE COMPANY

         The following table sets forth, as of January 31, 1997 (except where a later date is specified), certain information as to Common Stock beneficially owned by persons owning in excess of 5% of the outstanding shares of Common Stock. Management knows of no person, except as listed below, who beneficially owned more than 5% of the Company's outstanding shares of Common Stock as of January 31, 1997. Except as otherwise indicated, the information provided in the following table was obtained from filings with the Securities and Exchange Commission (the "SEC") and with the Company pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Addresses provided are those listed in the filings as the address of the person authorized to receive notices and communications. For purposes of the table below and the table set forth under "Security Ownership of Management," in accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner of any shares of Common Stock (1) over which such person has or shares, directly or indirectly, voting or investment power, or (2) of which such person has the right to acquire beneficial ownership at any time within 60 days after January 31, 1997. As used herein, "voting power" is the power to vote or direct the voting of shares, and "investment power" includes the power to dispose or direct the disposition of such shares.

                                           NAME AND ADDRESS OF                   AMOUNT AND NATURE OF
      TITLE OF CLASS                        BENEFICIAL OWNER                     BENEFICIAL OWNERSHIP            PERCENT
      --------------                        ----------------                     --------------------            -------
Common Stock, par                       Employee Stock Ownership Plan               560,740(1)                    8.0%
value $.01 per share                    of Home Bancorp of Elgin, Inc.
                                        16 North Spring Street
                                        Elgin, Illinois  60120

Common Stock, par                       Janus Capital Corporation                   486,825(2)                    6.9%
value $.01 per share                    100 Fillmore Street
                                        Denver, Colorado  80206

Common Stock, par                       Brandes Investment Partners, L.P.           378,321(3)                    5.4%
value $.01 per share                    San Diego, California

--------------------------------------------


(1) The Employee Stock Ownership Plan ("ESOP") is administered by a committee of the Company's Board of Directors (the "ESOP Committee"). The ESOP's assets are held in a trust (the "ESOP Trust"), for which Harris Bank Barrington, N.A., serves as trustee (the "ESOP Trustee"). The ESOP Trust purchased these shares with funds borrowed from the Company, initially placed these shares in a suspense account for future allocation and intends to allocate them to employees over a period of years as its acquisition debt is retired. The ESOP Trustee is the beneficial owner of the shares held in the ESOP Trust. The terms of the ESOP Trust Agreement provide that, subject to the ESOP Trustee's fiduciary responsibilities under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the ESOP Trustee will vote, tender or exchange shares of Common Stock held in the ESOP Trust as directed by the ESOP Committee. The ESOP Committee must generally direct the vote, tender or exchange of shares of Common Stock allocated to participants' accounts in accordance with instructions received from the participants. As of January 31, 1997, 14,019 shares of Common Stock held by the ESOP Trust have been allocated to eligible participants in the ESOP. The ESOP Committee must generally vote allocated shares as to which no instructions are received and any shares that have not been allocated to participants' accounts in the same proportion as allocated shares with respect to which the ESOP Committee receives instructions. The ESOP Committee must generally direct the tender or exchange of any shares in the suspense account or that otherwise have not been allocated to participants' accounts in the same proportion as allocated shares with respect to which the ESOP Committee receives instructions are tendered or exchanged. With respect to allocated shares as to which no instructions are received, the ESOP Committee will be deemed to have received instructions not to tender or exchange such shares. Except as described above, the ESOP Committee of the Company's Board of Directors has sole investment power, but no voting power over, the Common Stock held in the ESOP Trust.

(2) Based on information in a Schedule 13G, dated February 10, 1997, the Janus Capital Corporation ("Janus Capital") is a registered investment adviser which furnishes investment advice to several investment companies registered under Section 8 of the Investment Company Act of 1940 and individual and institutional clients (collectively referred to herein as "Managed Portfolios"). As a result of its role as investment adviser to the Managed Portfolios, Janus Capital may be deemed to be the beneficial owner of the shares of Common Stock held by the Managed Portfolios. Thomas H. Bailey owns approximately 12.2% of Janus Capital and is the President and Chairman of the Board of Directors of Janus Capital. Mr. Bailey, as the controlling person of Janus Capital, may be deemed to have beneficial ownership of the shares of Common Stock beneficially owned or deemed to be beneficially owned by Janus Capital.

(3) Based on information in a Schedule 13G, dated February 13, 1997, Brandes Investment Partners, L.P. is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940 and is deemed to be the beneficial owner of these shares of Common Stock.

SECURITY OWNERSHIP OF MANAGEMENT

         The following table sets forth information with respect to the shares of Common Stock beneficially owned by each director of the Company, by each named executive officer of the Company identified in the Summary Compensation Table included elsewhere herein, and all directors and executive officers of the Company as a group, as of January 31, 1997. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of Common Stock indicated.

                                                                                     AMOUNT AND
                                                                                       NATURE                PERCENT OF
                                            POSITION WITH                           OF BENEFICIAL           COMMON STOCK
                NAME                       THE COMPANY(1)                           OWNERSHIP(2)             OUTSTANDING
                ----                       --------------                           ------------             -----------
George L. Perucco                       Director, President and Chief               21,260                       *
                                        Executive Officer
Lyle N. Dolan                           Director, Executive Vice                    10,841                       *
                                        President and Treasurer
Orval M. Graening                       Director                                    10,000 (3)(4)                *
Thomas S. Rakow                         Director                                    68,300 (4)(5)                *
Henry R. Hines                          Director                                    10,000 (4)                   *
Donald E. Laird                         Director                                     3,040 (4)(6)                *
Leigh C. O'Connor                       Director                                     3,500 (4)                   *
Richard S. Scheflow                     Director                                     3,000 (4)                   *
Kenneth L. Moran                        Senior Vice President and                    8,276                       *
                                        Chief Lending Officer                       -----------                ----
All directors and executive                                                        215,000 (4)                 3.0%
 officers as a group (13 persons)


--------------------------------------------

*        Less than one percent

(1)      Titles are for both the Company and the Association.

(2) See "Principal Stockholders of the Company" for the definition of "beneficial ownership."

(3)      All of these shares are held by a trust for Mr. Graening.

(4) Does not include 546,721 shares held by the ESOP Trust that have not been allocated to participants' accounts with respect to which members of the Board of Directors who serve on the ESOP Committee may be deemed to have sole "investment power" but no "voting" power. Each such person disclaims beneficial ownership of these shares.

(5) Mr. Rakow owns 12,500 shares in his own name, and his spouse owns 20,000 shares in her own name. Rakow Enterprises, Inc., a corporation controlled by Mr. Rakow, owns 12,500 shares, and 18,300 shares are held for the benefit of Mr. Rakow by the 401(k) Plan established by this corporation. This total also includes 5,000 shares owned by the IHC Group Foundation. Mr. Rakow is a Trustee of this Foundation and may be deemed to have beneficial ownership of these shares since he may exercise "voting" and "investment power" over these shares in his capacity as a Trustee. Mr. Rakow disclaims beneficial ownership of these 5,000 shares.

(6) Ownership of 1,500 shares is held by a Trust established by Mr. Laird under which his spouse is the designated beneficiary, and ownership of 1,500 shares is held by a Trust established by Mr. Laird's spouse under which Mr. Laird is the designated beneficiary. Mr. Laird's spouse owns 40 shares in her own name.

        -----------------------------------------------------------------

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS
        -----------------------------------------------------------------


GENERAL

         The Certificate of Incorporation and Bylaws of the Company provide for the election of directors by the stockholders. For this purpose, the Board of Directors of the Company is divided into three classes with respect to term of office, each class to contain, as near as may be possible, one-third of the entire number of the Board, with the terms of office of one class expiring at each Annual Meeting. At each annual meeting of stockholders, the successors to the class of directors (other than directors elected by holders of shares of one or more series of Preferred Stock, of which there currently are none) whose term expires at that time shall be elected by the stockholders to serve for a term of three years. There are currently eight directors of the Company.

         The terms of three directors expire at the Annual Meeting. Each of the three incumbent directors, Henry R. Hines, Thomas S. Rakow and Richard S. Scheflow, has been nominated by the Board of Directors to be re-elected at the Annual Meeting for a three-year term expiring at the annual meeting of stockholders to be held in 2000, or when their successors are otherwise duly elected and qualified. Each nominee has consented to being named in this Proxy Statement and to serve if elected. The terms of the remaining two classes of directors expire at the annual meetings of stockholders to be held in 1998 and 1999, or when their successors are otherwise duly elected and qualified.

         In the event that any nominee for election as a director at the Annual Meeting is unable or declines to serve, which the Board of Directors has no reason to expect, the persons named in the Proxy Card will vote with respect to a substitute nominee. Such substitute shall be designated by the incumbent Board of Directors by delivery to the Secretary, not fewer than five (5) days prior to the date of the Annual Meeting, of a written notice of substitution.

VOTE REQUIRED

         Directors are elected by a plurality of the votes cast by each class of shares entitled to vote at a meeting of stockholders, present and entitled to vote in the election at the Annual Meeting. The holders of Common Stock may not vote their shares cumulatively for the election of directors. Shares underlying broker non-votes will not be counted as having been voted in person or by proxy and will have no effect on the election of directors.

INFORMATION AS TO NOMINEES AND CONTINUING DIRECTORS

         The following table sets forth certain information with respect to each nominee for election as a director and each director whose term does not expire at the Annual Meeting ("Continuing Director"). There are no arrangements or understandings between the Company and any director or nominee pursuant to which such person was elected or nominated to be a director of the Company. For information with respect to security ownership of directors, see "Security Ownership of Certain Beneficial Owners and Management -Security Ownership of Management."

                                               DIRECTOR            TERM                  POSITION(S) HELD WITH THE
NOMINEES                         AGE(1)        SINCE(2)           EXPIRES               COMPANY AND THE ASSOCIATION
--------                         ------     ---------------  ----------------  ------------------------------------------
Henry R. Hines                    77             1975              1997            Director
Thomas S. Rakow                   54             1980              1997            Director
Richard S. Scheflow               72             1974              1997            Director

CONTINUING DIRECTORS
--------------------
George L. Perucco                 70             1965              1998            Director, President and Chief Executive Officer
Lyle N. Dolan                     55             1984              1998            Director, Executive Vice President and Treasurer
Orval M. Graening                 86             1967              1999            Director
Donald E. Laird                   65             1985              1998            Director
Leigh C. O'Connor                 84             1967              1999            Director

--------------------------------------------


(1)      As of December 31, 1996.

(2) Includes service as a Director with the Association prior to the Company's incorporation in 1996.


         The principal occupation and business experience of each nominee for election as director and each Continuing Director are set forth below. Unless otherwise indicated, each of the following persons has held his present position for the last five years.

NOMINEES FOR ELECTION AS DIRECTOR

         HENRY R. HINES has served as a director of the Association since 1975. He retired from his position as Vice President of Williams Manufacturing Co., a medical equipment manufacturer, in 1980.

         THOMAS S. RAKOW has served as a director of the Association since 1980. He is the President of IHC Group, Inc., a general contractor, the President of Rakow Enterprises, Inc., an equipment leasing company, and a partner in Harkow Partnership, a real estate company.

         RICHARD S. SCHEFLOW has served as a director of the Association since 1974. He is a partner with the law firm of Scheflow, Rydell, Travis & Scheflow, located in Elgin, Illinois.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE AS DIRECTOR.

CONTINUING DIRECTORS

         GEORGE L. PERUCCO has served as the President and Chief Executive Officer of the Association since 1965. Mr. Perucco joined the Association in 1961 and has also served as Assistant Secretary, Secretary and Executive Vice President of the Association. Prior to joining the Association, Mr. Perucco was an executive in the Accounting Division of the United States League of Savings Associations.

         LYLE N. DOLAN has served as the Association's Executive Vice President and Treasurer since 1986 and as a director of the Association since 1984. Prior to that, Mr. Dolan served as Vice President and Treasurer of the Association since 1974 and Treasurer of the Association since 1970.

         ORVAL M. GRAENING has served as a director of the Association since 1967. He is the former President of Woodruff & Edwards, Inc., a foundry company, and retired in 1990.

         DONALD E. LAIRD has served as a director of the Association since 1985. He is the President of Laird Funeral Home, PC.

         LEIGH C. O'CONNOR has served as a director of the Association since 1967. He retired from his position as Office Manager of Illinois Hydraulic Inc., a construction company, in 1980.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS OF THE COMPANY AND THE ASSOCIATION

         The Board of Directors of each of the Company and Association meet on a monthly basis and may have additional special meetings from time to time. During the fiscal year ended December 31, 1996, the Board of Directors of the Association met 13 times and the Company's Board of Directors met six times. No current director attended fewer than 75% of the total number of board meetings and committee meetings of which such director was a member.

         The Company has established the following committees of its Board of
Directors:

         The EXECUTIVE COMMITTEE of the Company consists of Messrs. O'Connor (Chairman), Dolan, Graening, Rakow, Perucco, Hines, Scheflow and Laird. This Committee is authorized to exercise certain powers of the Board of Directors in the interim period between meetings of the Board. The Executive Committee will meet periodically to review and monitor operating expenses with a particular emphasis on expense savings. The Executive Committee will consider longer-term strategic and industry issues. The Company's Executive Committee did not meet in 1996, the first year of the Company's existence.

         The AUDIT COMMITTEE of each of the Company and the Association consists of Messrs. Graening (Chairman), Rakow, Hines, Scheflow, Laird and O'Connor. The Audit Committee of the Association meets periodically to arrange the Association's annual financial statement audit through its independent Certified Public Accountants, KPMG Peat Marwick LLP, and to review and evaluate recommendations made during the annual audit. The Audit Committee of the Company will perform a similar function for the Company. The Audit Committee of the Company did not meet in 1996, the first year of the Company's existence.

         The COMPENSATION COMMITTEE of the Company consists of Messrs. Hines, Graening, Laird, O'Connor, Rakow and Scheflow. This Committee establishes the compensation of the Chief Executive Officer, approves the compensation of other officers and determines the compensation and benefits to be paid to the Association's employees. The Compensation Committee met one time in 1996, the first year of the Company's existence.

EXECUTIVE OFFICERS

         The following individuals are executive officers of the Company and hold the offices set forth below opposite their names.

       NAME                     POSITION HELD WITH THE COMPANY
       ----                     ------------------------------
       George L. Perucco        President and Chief Executive Officer
       Lyle N. Dolan            Executive Vice President and Treasurer
       Kenneth L. Moran         Senior Vice President and Chief Lending Officer
       David G. Towe            Vice President Loan Operations and Marketing
       Raymond G. Bandemer      Vice President
       Kathleen A. Schroeder    Vice President and Secretary
       Pat A. Lenart            Vice President


         The executive officers of the Company are elected annually and hold office until their respective successors have been elected and qualified, or until death, resignation or removal by the Board of Directors. The Company has entered into Employment Agreements with certain of its executive officers which set forth the terms of their employment. See "--Employment Agreements."

         Biographical information of executive officers of the Company or the Association who are not directors is set forth below.

         KENNETH L. MORAN, age 51, has served as the Association's Senior Vice President and Chief Lending Officer since 1989. He has worked at the Association in various capacities since 1970.

         DAVID G. TOWE, age 44, has served as the Association's Vice President, Loan Operations & Marketing since 1989. He has served the Association in various capacities since 1973.

         RAYMOND G. BANDEMER, age 54, has served as Vice President of the Association since 1989 and has served the Association since 1981. Prior to that, he was employed at Tel-A-Data Corporation and was Assistant Vice President at Unity Savings Association of Chicago.

         KATHLEEN A. SCHROEDER, age 49, has served as Vice President and Secretary of the Association since 1989. She has been employed by the Association since 1964.

         PAT A. LENART, age 56, has served as the Association's Vice President, Personnel Director since 1989. She has worked at the Association in various capacities since 1976.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

REPORT OF COMPENSATION COMMITTEE

         THE FOLLOWING REPORT OF THE COMPANY'S COMPENSATION COMMITTEE IS PROVIDED IN ACCORDANCE WITH THE RULES AND REGULATIONS OF THE SEC. PURSUANT TO SUCH RULES AND REGULATIONS, THIS REPORT SHALL NOT BE DEEMED "SOLICITING MATERIAL," FILED WITH THE SEC SUBJECT TO REGULATION 14A OR 14C OF THE SEC OR SUBJECT TO THE LIABILITIES OF SECTION 18 OF THE EXCHANGE ACT.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         Home Bancorp of Elgin, Inc. (the "Company") was formed in 1996 for the purpose of becoming the holding company for Home Federal Savings and Loan Association of Elgin (the "Association") in a stock conversion that took effect in September, 1996. For the fiscal year ended December 31, 1996, substantially all of the business of the Company was conducted through the Association. During such fiscal year, the Company's Chief Executive Officer and other executive officers served as the Chief Executive Officer and executive officers, respectively, of the Association and performed substantially all of their services in connection with the management and operation of the Association. As a result, all compensation of the Chief Executive Officer and all other executive officers for such period was paid by the Association and determined by the Board of Directors of the Association on the recommendation of its Budget and Salary Committee (the "Association Compensation Committee"). The Board of Directors of the Association accepted without modification all of the Association Compensation Committee's recommendations on executive compensation for the fiscal year ended December 31, 1996. The composition of the Association Compensation Committee is the same as that of the Company's Compensation Committee.

         It is the Company's policy to cause its executive officers to be compensated, either directly or through its affiliates, using a combination of cash compensation, consisting of a base salary and discretionary bonus payments, and participation in the Association's fringe benefit plans. These elements are intended to provide an overall compensation package that is commensurate with the Company's financial resources, that is appropriate to assure the retention of experienced management personnel and align their financial interests with those of the Company's stockholders, and that is responsive to the immediate and long-term needs of executive officers and their families. The compensation practices of other savings and loan associations in the Chicago metropolitan area are considered in establishing the overall level of compensation and the components of the compensation package; however, it has not been a goal or policy to set compensation at levels designed to achieve a predetermined percentile ranking among an identified group of peer institutions.

         For the fiscal year ended December 31, 1996, base salaries of all executive officers were set at levels determined, in the subjective judgment of the Association Compensation Committee, to be commensurate with the executive officers' customary respective duties and responsibilities and to enable them to maintain appropriate standards of living within their communities. Annual salary rates were increased over the prior year's rates, primarily to reflect the value of the executive officer's services to the Association and for cost of living increases. Fringe benefit programs, consisting of life, disability and group health insurance coverages, are designed to provide for the health and welfare of the executives and their families as well as for their long-term financial needs. In addition, all executive officers participated in the Company's Employee Stock Ownership Plan (the "ESOP") for the fiscal year ended December 31, 1996. Each executive officer has an individual account within the ESOP Trust which is invested primarily in employer securities, with the result that a portion of each executive officer's long-term retirement savings is tied to the performance of the Association and the Company.

         The determination of the Chief Executive Officer's compensation for the fiscal year ended December 31, 1996 was based on the same general principles applied to other executive officers.

         The Compensation Committee recognizes the significant additional efforts required of the Chief Executive Officer and other executive officers of the Association and the Company in bringing about the

Association's successful stock conversion and the Company's initial public offering. It also recognizes that successfully managing and operating a public company will entail additional ongoing duties and responsibilities for each executive officer. No additional cash compensation has been awarded on this basis. It is the Compensation Committee's intention that any such additional cash compensation be considered in light of the stock benefit plans being proposed to the stockholders for their approval at this Annual Meeting.


                                       COMPENSATION COMMITTEE OF
                                         HOME BANCORP OF ELGIN, INC.

                                       HENRY R. HINES
                                       ORVAL M. GRAENING
                                       DONALD E. LAIRD
                                       LEIGH C. O'CONNOR
                                       THOMAS S. RAKOW
                                       RICHARD S. SCHEFLOW

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee consists of Messrs. Hines, Graening, Laird, O'Connor, Rakow and Scheflow. Mr. Rakow, a director of the Company, is also the President of IHC Group, Inc., a general construction firm which performed site utility work on the construction of the Association's South Elgin branch during the 1996 fiscal year. Upon completion of this work, the Association paid a total of $74,430 in fees to IHC Group, Inc. Mr. Scheflow, a director of the Company, is also a partner in the law firm of Scheflow, Rydell, Travis & Scheflow. During the 1996 fiscal year, this law firm provided legal representation to the Association on corporate matters and in foreclosure proceedings. The Association paid Scheflow, Rydell, Travis & Scheflow a total of $35,190 for legal work performed during the 1996 fiscal year. There are no other interlocks, as defined under the rules and regulations of the SEC, between members of the Compensation Committee or executive officers of the Company and corporations with respect to which such persons are affiliated, or otherwise.

PERFORMANCE GRAPH

         The following graph compares the Company's total cumulative stockholder return from September 26, 1996, the date of the Company's initial public offering, to December 31, 1996, to the total return for the Nasdaq National Market and the total return for the S&L Index, which is an index for publicly traded thrift institutions that trade on a major exchange.











                               [Performance Graph]



























-------------------------------------------------------------------------------------------------------------------------------

                                                9/26/96              10/31/96             11/29/96             12/31/96
                                                -------              --------             --------             --------
Home Bancorp of Elgin, Inc.                      100.00               125.00               127.50               135.00
NASDAQ Market Index                              100.00                99.47               105.26               105.13
S & L Index                                      100.00               111.95               119.67               113.54

                                      Assumes $100 Invested on September 26, 1996.
                                                Assumes dividends reinvested.

-------------------------------------------------------------------------------------------------------------------------------

THERE CAN BE NO ASSURANCE THAT STOCK PERFORMANCE WILL CONTINUE INTO THE FUTURE WITH THE SAME OR SIMILAR TRENDS DEPICTED IN THE GRAPH ABOVE.

DIRECTORS' COMPENSATION

         FEE ARRANGEMENTS. Currently, each director of the Association, other than Messrs. Perucco and Dolan, receives an annual retainer of $26,460 for attendance at board meetings. The aggregate amount of fees paid to such directors by the Association for the year ended December 31, 1996 was $158,760. No additional fees are paid for attendance at board committee meetings. Directors of the Company will not be separately compensated for their services as such. It is anticipated that directors will also be eligible to receive options and awards pursuant to the Stock Option Plans and Stock Programs expected to be implemented by the Company. See "Proposal 2 -- 1997 Stock Option Plan," and "--Proposal 3 -- Recognition and Retention Plan."

EXECUTIVE COMPENSATION

         CASH COMPENSATION. The following table sets forth the cash compensation paid by the Association for services rendered in all capacities during the fiscal years ended December 31, 1996 and December 31, 1995, to the Chief Executive Officer and all executive officers of the Association who received aggregate salary and bonus in excess of $100,000 (the "Named Executive Officers").

                                                       SUMMARY COMPENSATION TABLE(1)

                                                                                                  LONG TERM COMPENSATION
                                                                                      ---------------------------------------------
                                             ANNUAL COMPENSATION(2)                            AWARDS                PAYOUTS
                                             ----------------------                   ----------------------   --------------------
                                                                           OTHER      RESTRICTED
                                                                          ANNUAL         STOCK                  LTIP     ALL OTHER
       NAME AND PRINCIPAL                                              COMPENSATION     AWARDS      OPTIONS    PAYOUTS  COMPENSATION
            POSITIONS                YEAR    SALARY($)     BONUS($)       ($)(3)        ($)(4)       (#)(4)    ($)(4)      ($)(5)
---------------------------------    ----    ---------     --------   --------------  -----------   --------  --------    -------

George L. Perucco, President and
  Chief Executive Officer........    1996      $214,655       --          $4,104          --          --         --       $17,613
                                     1995      $204,433       --          $2,884          --          --         --       $   734
Lyle N. Dolan, Executive Vice
   President and Treasurer.......    1996      $134,753       --          $4,682          --          --         --       $12,872
                                     1995      $128,336       --          $4,635          --          --         --       $ 1,430
Kenneth L. Moran, Senior Vice
   President and Chief Lending
   Officer.......................    1996      $109,242       --          $3,547          --          --         --       $10,340
                                     1995      $104,040       --          $3,625          --          --         --       $ 1,145


--------------------------------------------

(1) No information is provided for 1994, because neither the Company nor the Association was subject to the reporting requirements of the Exchange Act for such year, and such information has not otherwise been included in filings made under the federal securities laws.

(2) Under Annual Compensation, the column titled "Salary" includes base salary, director's fees and payroll deductions for health insurance under the Association's health insurance plan.

(3) Represents amounts reimbursed for the payment of taxes. For 1995 and 1996, there were no: (a) perquisites with an aggregate value for any named individual in excess of the lesser of $50,000 or 10% of the total of the individual's salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; or (d) preferential discounts on stock.

(4) During the fiscal years ended December 31, 1995 and 1996, neither the Association nor the Company maintained any restricted stock, stock options or other long-term incentive plans.

(5) Includes the dollar value of premiums, if any, paid by the Association with respect to term life insurance (other than group term insurance coverage under a plan available to substantially all salaried employees) for the benefit of the Named Executive Officer and the value of shares of Common Stock allocated to these Executives as of December 31, 1996 under the ESOP on a value per share of $13.50, which was the closing sales price for Common Stock on The Nasdaq Stock Market National Market System on December 31, 1996.

EMPLOYMENT AGREEMENTS

         Effective upon the Conversion, the Company and the Association (subject to non-objection by the Office of Thrift Supervision (the "OTS")) have authorized the execution of Employment Agreements with each of Messrs. Perucco, Dolan and Moran (the "Senior Executives"). These Employment Agreements establish the respective duties and compensation of the Senior Executives and are intended to ensure that the Association and the Company will be able to maintain a stable and competent management base after the Conversion. The continued success of the Association and the Company depends to a significant degree on the skills and competence of the Senior Executives.

         The Employment Agreements provide for a three-year term for Mr. Perucco and two-year terms for Messrs. Dolan and Moran. The Association's Employment Agreements provide that, commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of Directors may, with the Senior Executive's concurrence, extend its Employment Agreements for an additional year, so that the remaining terms shall be three years, after conducting a performance evaluation of the Senior Executive. The Company's Employment Agreements provide for automatic daily extensions such that the remaining terms of the Employment Agreements shall be three years unless written notice of non-renewal is given by the Board of Directors or the Senior Executive. The Employment Agreements provide that the Senior Executive's base salary will be reviewed annually. It is anticipated that this review will be performed by non-employee members of the Board, and the Senior Executive's base salary may be increased on the basis of his job performance and the overall performance of the Association. The base salaries for Messrs. Perucco, Dolan and Moran as of January 1, 1996 were $214,655, $134,753 and $109,242, respectively. In addition to the base salary, the Employment Agreements provide for, among other things, entitlement to participation in stock, retirement and welfare benefit plans and eligibility for fringe benefits applicable to executive personnel such as a company car and fees for club and organization memberships deemed appropriate by the Association or Company and the Senior Executive. The Employment Agreements provide for termination by the Association or the Company at any time for cause as defined in the Employment Agreements.

         In the event of the termination of the Senior Executives' due to death or disability, or in the event the Association or the Company chooses to terminate the Senior Executive's employment for reasons other than for cause, or in the event of the Senior Executive's resignation from the Association and the Company for certain reasons specified in the Employment Agreements, the Senior Executive or, in the event of death, his beneficiary would be entitled to a lump sum cash payment in an amount equal to the present value of the remaining base salary and bonus payments due to the Senior Executive and the additional contributions or benefits that would have been earned under any employee benefit plans of the Association or the Company during the remaining terms of the Employment Agreements and payments that would have been made under any incentive compensation plan during the remaining terms of the Employment Agreements. The Association and the Company would also continue the Senior Executive's life, health and disability insurance coverage for the remaining terms of the Employment Agreements. Reasons specified as grounds for resignation for purposes of the Employment Agreements are: failure to elect or re-elect the Senior Executive to his offices; failure to vest in him the functions, duties or authority associated with such offices; any material breach of contract by the Association or the Company which is not cured within 30 days after written notice thereof; and, following a Change of Control (as defined in the Employment Agreements), include demotion, loss of title, office or significant authority or responsibility, any reduction in any element of compensation or benefits, any adverse change on location of the principal place of employment or working conditions or resignation for any other reason. In general, for purposes of the Employment Agreements and the plans maintained by the Company or the Association, a "change of control" will generally be deemed to occur when a person or group of persons acting in concert acquires beneficial ownership of 25% or more of any class of equity security of the Company or the Association, upon stockholder approval of a merger or consolidation or a change of the majority of the Board of Directors of the Company or the Association, or liquidation or sale of substantially all the assets of the Company or the Association.

         Payments to the Senior Executives under the Association's Employment Agreements will be guaranteed by the Company in the event that payments or benefits are not paid by the Association. Payment under the Company's Employment Agreements would be made by the Company. To the extent that payments under the Company's Employment Agreements and the Association's Employment Agreements are duplicative, payments due under the Company's Employment Agreements would be offset by amounts actually paid by the Association. Senior Executives would be entitled to reimbursement of certain costs incurred in interpreting or enforcing the Employment Agreements.

         Cash and benefits paid to a Senior Executive under the Employment Agreements together with payments under other benefit plans following a "change of control" of the Association or the Company may constitute an "excess parachute" payment under Section 280G of the Code, resulting in the imposition of a 20% excise tax on the recipient and the denial of the deduction for such excess amounts to the Company and the Association. The Company's Employment Agreements include a provision indemnifying each Senior Executive on an after-tax basis for any "golden parachute" excise taxes.

EMPLOYEE RETENTION AGREEMENTS

         The Association and the Company (subject to the non-objection of the OTS) have authorized the execution of Employee Retention Agreements with the following four executive officers: Mr. Towe, Mr. Bandemer, Ms. Schroeder and Ms. Lenart ("Contract Employee" or "Contract Employees"). The purpose of the Retention Agreements is to secure the Contract Employees' continued availability and attention to the Association's affairs, relieved of distractions arising from the possibility of a corporate change of control. The Retention Agreements do not impose an immediate obligation on the Association to continue the Contract Employees' employment but provide for a period of assured employment ("Assurance Period") following a change of control of the Association or Company. The Retention Agreements provide for an initial Assurance Period of one year commencing on the date of a change of control, subject to extension.

         If, upon a change of control, or within 12 months of, and in connection with, a change of control, a Contract Employee is discharged without "cause" (as defined in the Retention Agreements) or he voluntarily resigns within one year following a material adverse change in his position, duties, salary or due to a material breach of the Agreement by the Association or Company, the Contract Employee (or, in the event of his death, his estate) would be entitled to a lump sum cash payment equal to the present value of the remaining base salary and bonus payments due during the Assurance Period plus any additional contributions and benefits that the Contract Employee would have earned under the Association or Company's employee benefit plans during the Assurance Period. Each Contract Employee's life, health, and disability coverage would also be continued during the Assurance Period. The total amount of termination benefits payable to each Contract Employee under the Retention Agreements is limited to three times the Contract Employee's average total compensation for the prior five calendar years, and is subject to further reduction if necessary to avoid the characterization of such payments as excess parachute payments for purposes 280G of the Code. Payments to the Contract Employees under their respective Retention Agreements will be guaranteed by the Company to the extent that the required payments are not made by the Association.

BENEFITS

         PENSION PLAN. During 1996, the Association maintained a non-contributory, tax-qualified defined benefit pension plan (the "Pension Plan") for eligible employees. All employees, except leased employees, who had attained age 21 and completed one year of service were eligible to participate in the Pension Plan. The Pension Plan provided for a benefit for each participant, including executive officers named in the Summary Compensation Table above. The benefit is equal to the sum of (a) a participant's accrued benefit as of March 31, 1989 adjusted for final average compensation determined after March 31, 1989, plus (2) 1.9% times final average compensation multiplied by benefit service earned after March 31, 1989, plus (3) 0.5936% times final average compensation in excess of covered compensation multiplied by benefit service after March 31, 1989. Benefit service after March 31, 1989 was limited to a maximum of 25 years and all benefit service is limited to a maximum of 35 years. Final average compensation was one-twelfth of the highest average of a participant's compensation during five (5) consecutive calendar years of employment out the last ten (10) calendar years of employment. The Pension Plan is funded by the Association on an actuarial basis and all assets are held in trust by the Pension Plan trustee.

         The Association terminated this Pension Plan during 1996, with the effect that all accrued benefits of all affected employees became 100% vested and no additional benefit may be accrued. Provision has been made for the settlement of all of the Pension Plan's benefit liabilities through the purchase of insurance company annuities or the payment of lump sum settlements.

         The following table illustrates the annual benefit payable upon normal retirement at age 65 in the normal form of benefit under the Pension Plan (a 10-year certain and life annuity) at various levels of compensation and years of service under the Pension Plan:

                                                      YEARS OF SERVICE AT RETIREMENT
                          ----------------------------------------------------------------------------------------

REMUNERATION                     15                 20                 25                   30                35
------------              ----------------   ----------------   -----------------   ------------------   ---------

$  125,000                $     54,940       $     62,155       $     66,514        $     69,329         $  71,285
   150,000(1)                   66,788             75,726             81,119              84,623            87,072
   175,000(1)                   66,788             75,726             81,119              84,623            87,072
   200,000(1)                   66,788             75,726             81,119              84,623            87,072
   225,000(1)                   66,788             75,726             81,119              84,623            87,072
   250,000(1)                   66,788             75,726             81,119              84,623            87,072

--------------------------------------------


(1) For the Pension Plan year ending March 31, 1996, the compensation for calculating benefits could not exceed $150,000 (as adjusted for subsequent years pursuant to Code provisions). No supplemental plan was in effect.


         The following table sets forth the years of credited service and the Average Annual Earnings (as defined above) determined as of the Pension Plan year ended as of March 31, 1996, for each of the individuals named in the Summary Compensation Table. The Average Annual Earnings includes the salary and bonus columns of the Summary Compensation Table.


                         YEARS OF CREDITED SERVICE
                         -------------------------
                         YEARS            MONTHS         AVERAGE ANNUAL EARNINGS
                         -----            ------         -----------------------

Mr. Perucco                33               6                   $150,000
Mr. Dolan                  25               0                    128,000
Mr. Moran                  25               0                    105,000


         EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST. The Company has established, and the Association and the Company have adopted for the benefit of eligible employees, an ESOP and related trust. Substantially all employees of the Association or the Company who have attained age 21 and have completed one year of service may be eligible to become participants in the ESOP. The ESOP purchased eight percent (8%) of the Common Stock issued in the Conversion with funds borrowed from the Company. Although contributions to the ESOP will be discretionary, the Company or the Association intends to make annual contributions to the ESOP in an aggregate amount at least equal to the principal and interest requirement on the debt. This loan is for a term of 10 years, bears interest at the rate of 8% per annum and calls for level annual payments of principal and interest designed to amortize the loan over its term. The loan also permits optional pre-payment. The Company and the Association may make additional annual contributions to the ESOP to the maximum extent deductible for federal income purposes.

         Shares purchased by the ESOP have been pledged as collateral for the loan, and will be held in a suspense account until released for allocation among participants in the ESOP as the loan is repaid. The pledged shares will be released annually from the suspense account in an amount proportional to the repayment of the ESOP loan for each plan year. The released shares will be allocated among the accounts of participants on the basis of the participant's compensation for the year of allocation. Benefits generally become vested at the rate of 10% per year for the first two years of service and 20% per year for the next three years, with 100% vesting after five years of service. Participants also become immediately vested upon termination of employment due to death, retirement at age 65 or older, permanent disability or upon the occurrence of a change of control. Forfeitures will be reallocated among remaining participating employees, in the same proportion as contributions. Vested benefits may be paid in a single sum or installment payments and are payable upon death, retirement at age 65 or older, disability or separation from service.

         In connection with the establishment of the ESOP, a Committee of the Company's Board of Directors was appointed to administer the ESOP (the "ESOP Committee"). Harris Bank Barrington, N.A. has been appointed as the ESOP's trustee. The ESOP Committee may instruct the trustee regarding investment of funds contributed to the ESOP and the voting of shares held in the ESOP Trust. The ESOP trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Under the ESOP, unallocated shares will be voted in a manner calculated to most accurately reflect the instructions it has received from participants regarding the allocated stock as long as such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

         The ESOP may purchase additional shares of Common Stock in the future, in the open market or otherwise, and may do so either on a leveraged basis with borrowed funds or with cash dividends, periodic employer contributions or other cash flow. Whether such purchases will be made and the terms and conditions of any such purchases will be determined by the ESOP's fiduciaries taking into account such factors as they consider relevant at the time, including their judgment as to the attractiveness of the Common Stock as an investment, the price at which Common Stock may be purchased and, in the case of leveraged purchases, the terms and conditions on which borrowed funds are available and the willingness of the Company or the Association to offer purchase money financing or guarantee purchase money financing offered by third parties.

         STOCK OPTION PLANS. Directors, officers and employees of the Association and the Company will be granted stock options under the Home Bancorp of Elgin, Inc. 1997 Stock Option Plan (the "Option Plan") being presented for stockholder approval in Proposal 2 if stockholders approve Proposal 2. See "Proposal 2 -- 1997 Stock Option Plan."

         STOCK PROGRAMS. Directors, officers and employees of the Association and the Company will be awarded restricted stock of the Company under the Home Bancorp of Elgin, Inc. 1997 Recognition and Retention Plan (the "RRP") being presented for stockholder approval in Proposal 3 if stockholders approve Proposal 3. See "Proposal 3 -- Recognition and Retention Plan."

TRANSACTIONS WITH CERTAIN RELATED PERSONS

         The Financial Institutions Reform, Recovery and Enforcement Act of 1989 ("FIRREA") requires that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. The Association has made loans or extended credit to executive officers and directors and also to certain persons related to executive officers and directors. All such loans were made by the Association in the ordinary course of business and were not made with more favorable terms nor did they involve more than the normal risk of collectibility or present unfavorable features. The outstanding principal balance of such loans to directors, executive officers and their associates totaled $1,492,280 or 2.27% of the Association's total equity at December 31, 1996.

         The Company intends that all transactions in the future between the Company and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, will contain terms no less favorable to the Company than could have been obtained by it in arm's-length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the Company not having any interest in the transaction.

         Richard S. Scheflow, a director of the Association and the Company, is a partner in the law firm of Scheflow, Rydell, Travis & Scheflow, which firm represents the Association on corporate matters and foreclosure proceedings. In connection with such representation of the Association, Scheflow, Rydell, Travis & Scheflow received fees of $35,190 for the year ended December 31, 1996.

         Thomas S. Rakow, a director of the Association and the Company, is the President of IHC Group, Inc., which is involved in general construction work. IHC Group, Inc. is the subcontractor performing site utility work on the construction of the Association's South Elgin branch. The amount payable to IHC Group, Inc. under such subcontract was $75,430, all of which has been paid to date.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of Common Stock to file with the SEC reports of ownership and changes of ownership. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners for the fiscal year ended December 31, 1996 were complied with.




        -----------------------------------------------------------------

                                   PROPOSAL 2

                             1997 STOCK OPTION PLAN
        -----------------------------------------------------------------


GENERAL PLAN INFORMATION

         The Company has adopted, subject to approval by stockholders of the Company, the Home Bancorp of Elgin, Inc. 1997 Stock Option Plan (the "Option Plan"). The Option Plan provides for the grant of options to purchase Common Stock of the Company ("Options") to certain officers, employees and outside directors of the Company, the Association or any affiliate approved by the Board of Directors. The Option Plan is not subject to ERISA and is not a tax-qualified plan under the Code. The principal provisions of the Option Plan are summarized below. The full text of the Option Plan is set forth as Appendix A to this Proxy Statement, to which reference is made, and the summary provided below is qualified in its entirety by such reference.

VOTE REQUIRED

         Pursuant to the regulations of the OTS applicable to management stock benefit plans to be established by a federal association or its holding company sooner than one year after the association's stock conversion, the affirmative vote of a majority of the votes eligible to be cast is required for approval of the Option Plan. If approved by stockholders pursuant to such rule, the Option Plan will take effect and Options may be granted thereunder on and after the date of the Annual Meeting. Under the Company's Bylaws, the affirmative vote of a majority of the shares present and entitled to vote at a meeting at which a quorum is present would ordinarily be required for approval by stockholders. In the event that less than a majority of the votes eligible to be cast at the Annual Meeting but at least a majority of the votes present and entitled to vote at the Annual Meeting vote in favor of approval, the Option Plan may be considered approved, but it will not be established or implemented and no Options will be granted prior to September 26, 1997, which is the first anniversary of the Conversion. The effective date of the Option Plan shall be referred to as the "Option Plan Effective Date."

         Shares as to which the "ABSTAIN" box has been selected on the Proxy Card will be counted as present and entitled to vote and, accordingly, will have the effect of a vote against Proposal 2. Shares underlying broker non-votes will not be counted as having been voted in person or by proxy and will have the same effect as a vote against Proposal 2 for purposes of the OTS approval requirement, but such shares will not be counted as present and entitled to vote, and will therefore have no effect on the vote for any other purposes with respect to Proposal 2.

PURPOSE OF THE OPTION PLAN

         The purpose of the Option Plan is to promote the growth and profitability of the Company, to provide certain key officers, employees and directors of the Company and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in the Company.

DESCRIPTION OF THE OPTION PLAN

         ADMINISTRATION. The members of the Compensation Committee who are Disinterested Directors (the "Option Committee") will administer the Option Plan and will determine, within the limitations of the Option Plan, the officers and employees to whom Options will be granted, the number of shares subject to each Option, the terms of such Options (including provisions regarding exercisability and acceleration of exercisability) and the procedures by which the Options may be exercised. Options granted to outside directors under the Option Plan are by automatic formula grant, and the Option Committee has no discretion over the material terms of such grants. Subject to certain specific limitations and restrictions set forth in the Option Plan, the Option Committee has full and final authority to interpret the Option Plan, to prescribe, amend and rescind rules and regulations, if any, relating to the Option Plan and to make all determinations necessary or advisable for the administration of the Option Plan. The costs and expenses of administering the Option Plan will be borne by the Company.

         STOCK SUBJECT TO THE OPTION PLAN. The Company has reserved 700,925 shares of Common Stock ("Option Shares") for issuance upon exercise of Options. Such Option Shares may be authorized and unissued shares or shares previously issued and reacquired by the Company. Any Option Shares subject to grants under the Option Plan which expire or are terminated, forfeited or cancelled without having been exercised or vested in full, shall again be available for purposes of the Option Plan. As of February 21, 1997, the aggregate fair market value of the Option Shares reserved for issuance was $10,513,875, based on the closing sales price per share of Common Stock of $15.00 on The Nasdaq Stock Market on such Record Date.

         ELIGIBILITY. Any employee of the Company, the Association or any affiliate approved by the Board who is selected by the Option Committee is eligible to participate in the Option Plan as an "Eligible Individual." As of the Record Date, there were 7 Eligible Individuals. Members of the Board or of the Board of Directors of the Association or any affiliate approved by the Board who are not employees or officers of the Company or the Association or any affiliate are eligible to participate as an "Eligible Director." As of the Record Date, there were 6 Eligible Directors.

         TERMS AND CONDITIONS OF OPTIONS GRANTED TO OFFICERS AND EMPLOYEES. The Option Plan provides for the grant of options which qualify for favorable federal income tax treatment as "incentive stock options" ("ISOs") and non-qualified stock options which do not so qualify ("NQSOs"). ISOs are subject to certain restrictions under the Code. A maximum of 490,647 shares may be issued to all officers and employees in the aggregate, and a maximum of 175,236 shares may be issued to any officer or employee individually, upon exercise of Options. Unless otherwise designated by the Option Committee, Options granted under the Option Plan will be NQSOs, will be exercisable at a price per share equal to the fair market value of a share of Common Stock on the date of the Option grant and will be exercisable for a period of ten years after the date of grant (or for a shorter period ending three months after the option holder's termination of employment for reasons other than death, disability or retirement or discharge for cause, one year after termination of employment due to death disability or retirement, or immediately upon termination for cause). In no event may an Option be granted with an exercise price per share that is less than fair market value of a share of Common Stock when the Option is granted. An option holder's right to exercise Options is suspended during any period when the option holder is the subject of a pending proceeding to terminate his or her employment for cause. If the Option expires during such suspension, the Company will, upon the employee's reinstatement, pay damages equal to the value of the expired Options less the exercise price.

         Upon the exercise of an Option, the Exercise Price must be paid in full. Payment may be made in cash or in such other consideration as the Option Committee deems appropriate, including, but not limited to, Common Stock already owned by the option holder or Option Shares to be acquired by the option holder upon exercise of the Option. Options may be transferred prior to exercise only to certain family members, certain non-profit organizations, and on death of the option holder.

         TERMS AND CONDITIONS OF OPTIONS GRANTED TO OUTSIDE DIRECTORS. Effective on the Option Plan Effective Date, each person who is an Eligible Director on such date will be granted a NQSO to purchase 35,046 Option Shares. Such Options will have an Exercise Price equal to the fair market value of a share of Common Stock on the date of grant and an Exercise Period commencing on the date of grant and expiring on the earliest of (i) the date he or she ceases to be an Eligible Director due to a removal for cause (in accordance with the bylaws of the Association or the Company or other affiliate, as applicable) and (ii) the last day of the ten-year period commencing on the date the Option was granted. On April 17, 1998 and on each anniversary thereof until all 35,046 Option Shares subject to the grant are exercisable, an Option granted to an Eligible Director will become exercisable as to 20% of the Option Shares as to which his outstanding Option has been granted. All Option Shares not previously purchased or available for purchase will become available for purchase on the date of the option holder's death or disability as defined in the Option Plan. A maximum of 210,276 shares may be issued to Eligible Directors upon exercise of Options.

         Options granted to directors under the Option Plan will be NQSOs. Upon the exercise of an Option, the Exercise Price must be paid in full. Payment may be made in cash or in such other consideration as the Option Committee deems appropriate, including, but not limited to, Common Stock already owned by the option holder or Option Shares to be acquired by the option holder upon exercise of the Option.

         MERGERS AND REORGANIZATIONS; ADJUSTMENTS FOR EXTRAORDINARY DIVIDENDS. The number of shares available under the Option Plan and the outstanding options will be adjusted to reflect any merger, consolidation or business reorganization in which the Company is the surviving entity, and to reflect any stock split, stock dividend or other event generally affecting the number of shares. If a merger, consolidation or other business reorganization occurs and the Company is not the surviving entity, outstanding Options may be cancelled upon 30 days' written notice to the option holder so long as the option holder receives payment determined by the Board to be the equivalent value of the cancelled Options. The Option Plan provides that the Company will make a cash payment to option holders to equitably reflect any extraordinary non-stock dividend that may be paid which results in a non-taxable return of capital. No representation is made that any such dividend will be declared or paid.

REGULATORY RESTRICTIONS

         The Option Plan is subject to certain restrictions imposed by the OTS with respect to stock option plans or other management or employee stock benefit plans that are established or implemented by a federal savings association or its holding company within one year after the association's conversion from a mutual association to a stock association. The restrictions apply to the Option Plan because the Conversion occurred within one year prior to the date of this Annual Meeting.

         To satisfy the OTS requirements, the Option Plan provides that (i) no Options may be granted prior to the date on which the holders of a majority of the Company's outstanding shares approve the Option Plan or before March 26, 1997, whichever is later; (ii) no individual officer or employee may be granted Options to purchase more than 175,236 Shares; and (iii) any Options granted will become exercisable at a rate no more rapid than 20% per year beginning on April 17, 1997, with accelerated vesting only in cases of death or disability.

         Management of the Company has been advised by its legal counsel that the Option Plan complies with all applicable OTS regulations, as modified by the Regulatory Exception. The OTS has not endorsed or approved the Option Plan. No written or oral representation to the contrary shall be made. The Option Plan provides that it will be interpreted to comply with OTS regulations and is subject to amendment, without the solicitation of further stockholder approval, to effect such compliance.

TERMINATION OR AMENDMENT OF THE OPTION PLAN

         Unless sooner terminated, the Option Plan will terminate automatically on the day preceding the tenth anniversary of the Option Plan Effective Date. The Board may suspend or terminate the Option Plan in whole or in part at any time prior to the tenth anniversary of the Option Plan Effective Date by giving written notice of such suspension or termination to the Option Committee. In the event of any suspension or termination of the Option Plan, all Options theretofore granted under the Option Plan that are outstanding on the date of such suspension or termination of the Option Plan will remain outstanding under the terms of the agreements granting such Options.

         The Board may amend or revise the Option Plan in whole or in part at any time, but if the amendment or revision amends a material term of the Option Plan, such amendment or revision will be subject to approval by the stockholders of the Company to the extent required to comply with Section 162(m) of the Code.

FEDERAL INCOME TAX CONSEQUENCES

         The following discussion is intended only as a summary and does not purport to be a comprehensive description of the federal tax laws, regulations and policies affecting the Company and recipients of ISOs and NQSOs that may be granted under the Option Plan. Any change in applicable law or regulation or in the policies of various taxing authorities may have a material effect on the discussion contained herein.

         There are no federal income tax consequences for the Company or the option holder at the time an ISO is granted or upon the exercise of an ISO. If there is no sale or other disposition of the shares acquired upon the exercise of an ISO within two years after the date the ISO was granted, or within one year after the exercise of the ISO, then at no time will any amount be deductible by the Company with respect to the ISO. If the option holder exercises an ISO and sells or otherwise disposes of the shares so acquired after satisfying the foregoing holding period requirements, then he will realize a capital gain or loss on the sale or disposition. If the option holder exercises his ISO and sells or disposes of his shares prior to satisfying the foregoing holding period requirements, then an amount equal to the difference between the amount realized upon the sale or other disposition of such shares and the price paid for such shares upon the exercise of the ISO will be includible in the ordinary income of such person, and such amount will ordinarily be deductible by the Company at the time it is includible in such person's income.

         With respect to the grant of NQSOs, there are no federal income tax consequences for the Company or the option holder at the date of the grant. Upon the exercise of a NQSO, an amount equal to the difference between the fair market value of the shares to be purchased on the date of exercise and the aggregate purchase price of such shares is generally includible in the ordinary income of the person exercising such NQSO, although such inclusion may be at a later date in the case of an option holder whose disposition of such shares could result in liability under Section 16(b) of the Exchange Act. The Company will ordinarily be entitled to a deduction for federal income tax purposes at the time the option holder is taxed on the exercise of the NQSO equal to the amount which the option holder is required to include as ordinary income.
Section 162(m) of the Code limits the Company's deductions of compensation in excess of $1,000,000 per year for the chief executive officer and the four other most highly paid executives named in its proxy statement, but provides for certain exceptions for performance based compensation. The Company intends the Option Plan to comply with the requirements for an exception to Section 162(m) applicable to stock option plans so that the Company's deduction for compensation related to the exercise of stock options would not be subject to the $1,000,000 limitation. No executive of the Company currently receives compensation subject to this limitation.

         The foregoing statements are intended to summarize the general principles of current federal income tax law applicable to Options that may be granted under the Option Plan. State and local tax consequences may also be significant.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE
"FOR" APPROVAL OF THE HOME BANCORP OF ELGIN,  INC. 1997 STOCK OPTION PLAN.




        -----------------------------------------------------------------

                                   PROPOSAL 3

                       1997 RECOGNITION AND RETENTION PLAN
        -----------------------------------------------------------------


GENERAL PLAN INFORMATION

         The Company has adopted, subject to the approval by stockholders of the Company, the Home Bancorp of Elgin, Inc. 1997 Recognition and Retention Plan (the "RRP"). The RRP provides for restricted stock awards ("Awards") to certain officers, employees and outside directors of the Company, the Association or any affiliate approved by the Board. The RRP is not subject to ERISA and is not a tax-qualified plan under the Code. The principal provisions of the RRP are summarized below. The full text of the RRP is set forth as Appendix B to this Proxy Statement, to which reference is made, and the summary provided below is qualified in its entirety by such reference.

VOTE REQUIRED

         Pursuant to regulations of the OTS applicable to management stock benefit plans to be established by a federal association or its holding company sooner than one year after the association's stock conversion, the affirmative vote of a majority of the votes eligible to be cast is required for approval of the RRP. If approved by stockholders, the RRP will take effect, and Awards granted thereunder may be effective, on April 17, 1997. Under the Company's Bylaws, the affirmative vote of a majority of the shares present and entitled to vote at a meeting at which a quorum is present would ordinarily be required for approval by stockholders. In the event that less than a majority of the votes eligible to be cast at the Annual Meeting, but at least a majority of the votes present and entitled to vote at the Annual Meeting vote in favor of approval, the RRP may be considered approved, but it will not be established or implemented and no Awards will be granted, prior to September 26, 1997, which is the first anniversary of the Conversion. The effective date of the RRP shall be referred to as the "RRP Effective Date."

         Shares as to which the "ABSTAIN" box has been selected on the Proxy Card will be counted as present and entitled to vote and, accordingly, will have the effect of a vote against Proposal 3. Shares underlying broker non-votes will not be counted as having been voted in person or by proxy and will have the same effect as a vote against Proposal 3 for purposes of the OTS approval requirement, but such shares will not be counted as present and entitled to vote, and will therefore have no effect on the vote for any other purposes with respect to Proposal 3.

PURPOSE OF THE RRP

         The purpose of the RRP is to promote the growth and profitability of the Company, to provide certain key officers, employees and directors of the Company and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in the Company.

DESCRIPTION OF THE RRP

         ADMINISTRATION. The members of the Compensation Committee who are Disinterested Directors (the "RRP Committee") will administer the RRP and will determine, within the limitations of the RRP, the officers and employees to whom Awards will be granted, the number of shares subject to each Award, the terms of such Awards (including provisions regarding exercisability and acceleration of exercisability) and the procedures by which the Awards shall be exercised. Awards to outside directors will be determined by automatic formula grant and the RRP Committee has no discretion over the material terms of such grants. Subject to certain specific limitations and restrictions set forth in the RRP, the RRP Committee has full and final authority to interpret the RRP, to prescribe, amend and rescind rules and regulations, if any, relating to the RRP and to make all determinations necessary or advisable for the administration of the RRP. The costs and expenses of administering the RRP will be borne by the Company and not charged to any grant of an Award nor to any participating director, officer or employee.

         STOCK SUBJECT TO THE RRP. The Company will establish a trust ("Trust") and will contribute, or cause to be contributed, to the Trust, from time to time, such amounts of money or property as shall be determined by the Board, in its discretion. No contributions by participants will be permitted. A trustee will invest the assets of the Trust in Common Stock and in such investments including savings accounts, time or other interest bearing deposits in or other interest bearing obligations of the Company, in such proportions as shall be determined by the RRP Committee. In no event shall the assets of the Trust be used to purchase more than 280,370 shares of Common Stock. As of February 21, 1997, the aggregate fair market value of the Common Stock to be purchased for the RRP was $4,205,550, based on the closing sales price per share of $15.00 on The Nasdaq Stock Market on such Record Date. It is currently anticipated that the Trust will purchase Common Stock on the open market, but may also purchase from the Company or in private transactions.

         ELIGIBILITY. Any employee of the Company, the Association or any affiliate approved by the Board who is selected by the RRP Committee is eligible to participate in the RRP as an "Eligible Individual." As of the Record Date, there were 7 Eligible Individuals. Members of the Board or of the Board of Directors of the Association or any affiliate approved by the Board who are not employees or officers of the Company, the Association or such affiliate are eligible to participate as an "Eligible Director." As of the Record Date, there were 6 Eligible Directors.

         AWARDS TO OUTSIDE DIRECTORS. On the RRP Effective Date, each Eligible Director will receive an Award of 14,018 shares.

         AWARDS TO OFFICERS AND EMPLOYEES. After the RRP Effective Date, the RRP Committee may, in its discretion, grant Awards of restricted stock to Eligible Individuals, up to a maximum of 70,092 shares for any one individual. The RRP Committee will determine at the time of the grant the number of shares of Common

Stock subject to an Award and the vesting schedule applicable to the Award and may, in its discretion, establish other terms and conditions applicable to the Award.

         TERMS AND CONDITIONS OF AWARDS. Stock subject to Awards is held in trust pursuant to the RRP until vested. An individual to whom an Award is granted is entitled to exercise voting rights and receive cash dividends with respect to stock subject to Awards granted to him whether or not vested. The RRP Committee will exercise voting rights with respect to shares in the Trust that have not been allocated to reflect the voting directions of shares granted under the RRP. Each individual to whom an Award is granted is entitled to direct the manner of response to any tender offer, exchange offer or other offer made to stockholders with respect to stock subject to Awards granted to such person whether or not vested. If no direction is given, the shares will not be tendered or exchanged. For shares that are not allocated in connection with an Award, the RRP Committee will direct the Trustee to respond to reflect the responses given with respect to shares allocated in connection with Awards.

         The shares covered by an Award will become vested in accordance with the terms of the Award and as soon as practicable following such vesting, the Trustee will transfer the shares to the recipient. The shares covered by an Award will vest according to a vesting schedule established by the RRP Committee, but in no event at a rate more rapid than 20% on May 1st following each of the first five anniversary dates of stockholder approval unless consistent with prevailing OTS regulations; however, any shares covered by the Award will become 100% vested as of the date of the recipient's death or disability. The RRP Committee may prescribe a different vesting schedule for Eligible Individuals, subject to regulatory restrictions described below. If an individual covered by an Award terminates employment or ceases to be a director for reasons other than death or disability, the individual forfeits all rights to his unvested shares remaining in the RRP trust. Individuals may designate a beneficiary to receive distributions on account of death.

         MERGERS AND REORGANIZATIONS. The number of shares available under the RRP and the Awards will be adjusted to reflect any merger, consolidation or business reorganization in which the Company is the surviving entity and to reflect any stock split, stock dividend or other event generally affecting the number of shares. If a merger, consolidation or other business reorganization occurs and the Company is not the surviving entity, the Trustee will hold any money, stock, securities or other property received in the trust fund, and adjusting any award by allocating such money, stock, securities or other property to the Eligible Director or Eligible Individual.

REGULATORY RESTRICTIONS

         The RRP is subject to certain restrictions imposed by the OTS with respect to management or employee stock benefit plans that are established or implemented by a federal savings association or its holding company within one year after the association's conversion from a mutual association to a stock association. The restrictions apply to the RRP because the Conversion occurred within one year prior to the date of the Annual Meeting.

         To satisfy the OTS requirements, the RRP provides that (i) no Awards may be granted prior to the date on which a majority of the Company's outstanding shares approve the RRP, (ii) no Eligible Individual shall receive Awards for more than 70,092 Shares and (iii) any Awards will become vested at a rate no more rapid than 20% per year beginning on May 1, 1998, with accelerated vesting in cases of death or disability.

         Management of the Company has been advised by its legal counsel that the RRP complies with all applicable OTS regulations, as modified by the Regulatory Exception. The OTS has not endorsed or approved the RRP. No written or oral representation to the contrary shall be made. The Plan provides that it will be interpreted to comply with applicable OTS regulations and is subject to amendment, without the solicitation of further stockholder approval, to effect such compliance.

TERMINATION OR AMENDMENT OF THE RRP

         The Board may suspend or terminate the RRP in whole or in part at any time by giving written notice of such suspension or termination to the RRP Committee, but the RRP may not be terminated while there are outstanding Awards that may thereafter become vested. Upon the termination of the RRP, the Trustee shall make distributions from the Trust in such amounts and to such persons as the RRP Committee may direct and shall return the remaining assets of the Trust, if any, to the Company.

FEDERAL INCOME TAX CONSEQUENCES

         The following discussion is intended only as a summary and does not purport to be a comprehensive description of the federal tax laws, regulations and policies affecting the Company and recipients of Awards that may be granted under the RRP. Any descriptions of the provisions of any law, regulation or policy contained herein are qualified in their entirety by reference to the particular law, regulation or policy. Any change in applicable law or regulation or in the policies of various taxing authorities may have a material effect on the discussion contained herein. The RRP does not constitute a qualified plan under Section 401(a) of the Code.

         The award of Common Stock under the RRP does not result in federal income tax consequences to either the Company or the award recipient. Upon the vesting of an award and the distribution of the vested shares, the award recipient will generally be required to include in ordinary income, for the taxable year in which the vesting date occur, an amount equal to the fair market value of the shares on the vesting date, and the Company will generally be allowed to claim a deduction, for compensation expense, in a like amount. To the extent that dividends are paid with respect to unvested shares held under the RRP and distributed to the award recipient, such dividend amounts will likewise be includible in the ordinary income of the recipient and allowable as a deduction, for compensation expense, to the Company. Section 162(m) of the Code limits the Company's deductions of compensation in excess of $1,000,000 per year for the chief executive officer and the four other most highly paid executives named in its proxy statement. No executive of the Company currently receives compensation subject to this limitation. Compensation amounts resulting from the award and vesting of shares will be subject to this deduction limitation, if such amount when added to other includible compensation exceeds $1,000,000. Dividends declared and paid with respect to vested shares, as well as any gain or loss realized upon an award recipient's disposition of the shares, will be treated as dividend income and capital gain or loss, respectively, in the same manner as for other stockholders.

         The foregoing statements are intended to summarize the general principles of current federal income tax law applicable to Awards that may be granted under the RRP. State and local tax consequences may also be significant.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE HOME BANCORP OF ELGIN, INC. 1997 RECOGNITION AND RETENTION PLAN.

                                NEW PLAN BENEFITS
                     HOME BANCORP OF ELGIN, INC. STOCK PLANS
                     ---------------------------------------


         The following table discloses the benefits that will be received by directors (and may be received by others) under the Stock Option Plan and RRP if the stockholders approve Proposals 2 and 3.


=========================================================================================================================
                                                            Stock Option Plan(1)(2)                 RRP(3)(4)
                                                       ------------------------------------------------------------------
                     Name/Position                             #            $ Value             #            $ Value
=========================================================================================================================
George L. Perucco, President &                              175,231           --             70,092         $1,051,380
  Chief Executive Officer
-------------------------------------------------------------------------------------------------------------------------
Lyle N. Dolan, Executive Vice President &                   105,138           --             42,055         $  630,825
  Treasurer
-------------------------------------------------------------------------------------------------------------------------
Kenneth L. Moran, Senior Vice President                      70,092           --             28,037         $  420,555
-------------------------------------------------------------------------------------------------------------------------
Executive Group                                             140,184           --             56,072         $  841,080
-------------------------------------------------------------------------------------------------------------------------
Non-Executive Director Group                                210,276           --             84,108         $1,261,620
-------------------------------------------------------------------------------------------------------------------------
Non-Executive Employee Group(5)                               N/A             N/A              N/A             N/A
=========================================================================================================================

--------------------------------------------


(1) As of the Record Date, no grants have been made under the Option Plan. It is not determinable at this time what benefits, if any, each of the persons or groups listed above will receive under such Plan. The numbers in the table reflect the Option Committee's intentions of grants to be made upon the Option Plan Effective Date. On April 17, 1998, and on each of the four consecutive anniversary dates following thereafter, 20% of the Shares subject to each Option will become exercisable.

(2) On the Option Plan Effective Date, each outside director, including outside directors who are nominees, will receive a non-qualified stock option to purchase 35,046 Shares with an Exercise Price equal to the Fair Market Value of a Share on the Option Plan Effective Date. Such Options will expire on the earliest of the director's removal for cause or on the tenth anniversary of the date of the grant.

(3) As of the Record Date, no grants have been made under the RRP. It is not determinable at this time what benefits, if any, each of the persons or groups listed above will receive under such plan. The numbers in the table reflect the RRP Committee's intentions of grants to be made upon the RRP Effective Date. On each May 1st following the first anniversary of the date of stockholder approval of the RRP until all Shares are vested, 20% of each Award will become vested and distributed to the grantee.

(4) On the RRP Effective Date, each Eligible Outside Director, including outside directors who are nominees, will receive an Award of 14,018 Shares. The dollar value is based on a price per Share of $15.00 (the closing sale price for Common Stock) as reported on The Nasdaq Stock Market on the Record Date). The actual value of the benefits under this Plan will depend on the fair market value of a Share on the RRP Effective Date, which is indeterminable at this time.

(5) As of the date of this Proxy Statement, no determination has been made as to whether other employees will receive grants or, if so, the amount of such grants.

        -----------------------------------------------------------------

                                   PROPOSAL 4

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
        -----------------------------------------------------------------


GENERAL

         The Board of Directors has appointed the firm of KPMG Peat Marwick LLP to act as independent auditors for the Company for the fiscal year ending December 31, 1997, subject to ratification of such appointment by the Company's stockholders. A representative of KPMG Peat Marwick LLP is expected to be present at the Annual Meeting and will be given an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions. No determination has been made as to what action the Board of Directors would take if the stockholders do not ratify KPMG Peat Marwick LLP's appointment.

VOTE REQUIRED

         The ratification of the appointment by the Board of Directors of KPMG Peat Marwick LLP as the Company's independent auditors requires the affirmative vote of the holders of a majority of the number of votes eligible to be cast by the holders of the outstanding shares of Common Stock of the Company present and entitled to vote at the Annual Meeting. Accordingly, shares as to which the "ABSTAIN" box has been selected on the Proxy Card will be counted as present and entitled to vote and will have the effect of a vote against Proposal 4. Shares underlying broker non-votes will not be counted as having been voted in person or by proxy and will have no effect on the vote for Proposal 4.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS.




        -----------------------------------------------------------------

                                   PROPOSAL 5

    AUTHORIZATION OF THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO DIRECT THE
     VOTE OF THE PROXIES UPON SUCH OTHER MATTERS INCIDENT TO THE CONDUCT OF
       THE ANNUAL MEETING AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING,
         AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF, INCLUDING, WITHOUT
               LIMITATION, A MOTION TO ADJOURN THE ANNUAL MEETING
        -----------------------------------------------------------------


GENERAL

         The Board of Directors is not aware of any other business that may properly come before the Annual Meeting. The Board seeks the authorization of the stockholders of the Company, in the event matters incident to the conduct of the Annual Meeting properly come before the meeting, including, but not limited to, the consideration of whether to adjourn the Annual Meeting once called to order, to direct the manner in which those shares represented at the Annual Meeting by proxies solicited pursuant to this Proxy Statement shall be voted. As to all such matters, the Board intends that it would direct the voting of such shares in the manner determined by the Board, in its discretion, and in the exercise of its duties and responsibilities, to be in the best interests of the Company and its stockholders, taken as a whole.

VOTE REQUIRED

         The authorization of the Board of Directors, in its discretion, to vote upon such other business as may properly come before the Annual Meeting requires the affirmative vote of the holders of a majority of the number of votes eligible to be cast by the holders of the outstanding shares of Common Stock of the Company present and entitled to vote at the Annual Meeting. Accordingly, shares as to which the "ABSTAIN" box has been selected on the Proxy Card will be counted as present and entitled to vote and will have the effect of a vote against Proposal 5. Shares underlying broker non-votes will not be counted as having been voted in person or by proxy and will have no effect on the vote for Proposal 5.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" AUTHORIZATION OF THE BOARD OF DIRECTORS, IN ITS DISCRETION, TO DIRECT THE VOTE OF THE PROXIES UPON SUCH OTHER MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF, INCLUDING, WITHOUT LIMITATION, A MOTION TO ADJOURN THE ANNUAL MEETING.


                             ADDITIONAL INFORMATION

NOTICE OF BUSINESS TO BE CONDUCTED AT ANNUAL MEETING

         The Bylaws of the Company provide an advance notice procedure for a stockholder to properly bring business before an annual meeting or to nominate any person for election to the Board of Directors. The stockholder must be a stockholder of record and have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to or received by the Secretary not later than the following dates: (i) with respect to an annual meeting of stockholders, sixty (60) days in advance of such meeting if such meeting is to be held on a day which is within thirty (30) days preceding the anniversary of the previous year's annual meeting, or ninety (90) days in advance of such meeting if such meeting is to be held on or after the anniversary of the previous year's annual meeting; and (ii) with respect to an annual meeting of stockholders held at a time other than within the time periods set forth in the immediately preceding clause (i), the close of business on the tenth (10th) day following the date on which notice of such meeting is first given to stockholders. Notice shall be deemed to first be given to stockholders when disclosure of such date of the meeting of stockholders is first made in a press release reported to Dow Jones News Services, Associated Press or comparable national news service, or in a document publicly filed by the Company with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act. A stockholder's notice to the Secretary shall set forth such information as required by the Bylaws of the Company. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy card relating to an annual meeting any stockholder proposal or nomination which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal or nomination is received. See "--Date For Submission of Stockholder Proposals."

DATE FOR SUBMISSION OF STOCKHOLDER PROPOSALS

         Any stockholder proposal intended for inclusion in the Company's proxy statement and proxy card relating to the Company's 1998 Annual Meeting of Stockholders must be received by the Company by November 13, 1998, pursuant to the proxy soliciting regulations of the SEC. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy card for such meeting any stockholder proposal which does not meet the requirements of the SEC in effect at the time. Any such proposal will be subject to 17 C.F.R. ss.240.14a-8 of the Rules and Regulations promulgated by the SEC under the Exchange Act.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors of the Company does not know of any other matters to be brought before the stockholders at the 1997 Annual Meeting. See "Proposal 5 -Authorization of the Board of Directors, in its discretion, to Direct the Vote of the Proxies upon such Other Matters Incident to the Conduct of the Annual Meeting as may Properly Come Before the Annual Meeting, and any Adjournment or Postponement Thereof, including, without limitation, a Motion to Adjourn the Annual Meeting."


                                     By Order of the Board of Directors,



                                       /s/ Kathleen A. Schroeder
                                       Kathleen A. Schroeder
                                       VICE PRESIDENT AND SECRETARY

Elgin, Illinois
March 13, 1997


TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

                                                                      APPENDIX A
                                                                      ----------

























                           HOME BANCORP OF ELGIN, INC.

                             1997 STOCK OPTION PLAN












                         ------------------------------















                            ADOPTED JANUARY 16, 1997
                         EFFECTIVE AS OF APRIL 17, 1997

                                TABLE OF CONTENTS
                                -----------------
                                                                           Page
                                                                           ----

                                    ARTICLE I
                                    ---------

                                     PURPOSE
                                     -------

SECTION 1.1      GENERAL PURPOSE OF THE PLAN...............................A-1

                                   ARTICLE II
                                   ----------

                                   DEFINITIONS
                                   -----------

SECTION 2.1      ASSOCIATION...............................................A-1
SECTION 2.2      BOARD.....................................................A-1
SECTION 2.3      CHANGE IN CONTROL.........................................A-1
SECTION 2.4      CODE......................................................A-2
SECTION 2.5      COMMITTEE.................................................A-2
SECTION 2.6      COMPANY...................................................A-2
SECTION 2.7      DISABILITY................................................A-2
SECTION 2.8      DISINTERESTED BOARD MEMBER................................A-2
SECTION 2.9      EFFECTIVE DATE............................................A-2
SECTION 2.10     ELIGIBLE DIRECTOR.........................................A-2
SECTION 2.11     ELIGIBLE EMPLOYEE.........................................A-3
SECTION 2.12     EMPLOYER..................................................A-3
SECTION 2.13     EXCHANGE ACT..............................................A-3
SECTION 2.14     EXERCISE PRICE............................................A-3
SECTION 2.15     FAIR MARKET VALUE.........................................A-3
SECTION 2.16     FAMILY MEMBER.............................................A-3
SECTION 2.17     INCENTIVE STOCK OPTION....................................A-3
SECTION 2.18     LIMITED STOCK APPRECIATION RIGHT..........................A-3
SECTION 2.19     NON-PROFIT ORGANIZATION...................................A-3
SECTION 2.20     NON-QUALIFIED STOCK OPTION................................A-3
SECTION 2.21     OPTION....................................................A-3
SECTION 2.22     OPTION PERIOD.............................................A-3
SECTION 2.23     OTS REGULATIONS...........................................A-4
SECTION 2.24     PERSON....................................................A-4
SECTION 2.25     PLAN......................................................A-4
SECTION 2.26     RETIREMENT................................................A-4
SECTION 2.27     SHARE.....................................................A-4
SECTION 2.28     TERMINATION FOR CAUSE.....................................A-4

                                   ARTICLE III
                                   -----------

                                AVAILABLE SHARES
                                ----------------

SECTION 3.1      AVAILABLE SHARES..........................................A-5

                                   ARTICLE IV
                                   ----------

                                 ADMINISTRATION
                                 --------------

SECTION 4.1      COMMITTEE.................................................A-5
SECTION 4.2      COMMITTEE ACTION..........................................A-5
SECTION 4.3      COMMITTEE RESPONSIBILITIES................................A-6


                                      A-(i)

                                                                           Page
                                                                           ----

                                    ARTICLE V
                                    ---------

                      STOCK OPTIONS FOR ELIGIBLE DIRECTORS
                      ------------------------------------

SECTION 5.1      IN GENERAL.................................................A-6
SECTION 5.2      EXERCISE PRICE.............................................A-6
SECTION 5.3      OPTION PERIOD..............................................A-6

                                   ARTICLE VI
                                   ----------

                      STOCK OPTIONS FOR ELIGIBLE EMPLOYEES
                      ------------------------------------

SECTION 6.1      SIZE OF OPTION..............................................A-7
SECTION 6.2      GRANT OF OPTIONS............................................A-8
SECTION 6.3      EXERCISE PRICE..............................................A-8
SECTION 6.4      OPTION PERIOD...............................................A-8
SECTION 6.5      REQUIRED REGULATORY PROVISIONS..............................A-9
SECTION 6.6      ADDITIONAL RESTRICTIONS ON INCENTIVE STOCK OPTIONS.........A-10

                                   ARTICLE VII
                                   -----------

                              OPTIONS -- IN GENERAL
                              ---------------------

SECTION 7.1      METHOD OF EXERCISE.........................................A-11
SECTION 7.2      LIMITATIONS ON OPTIONS.....................................A-12

                                  ARTICLE VIII
                                  ------------

                            AMENDMENT AND TERMINATION
                            -------------------------

SECTION 8.1      TERMINATION................................................A-12
SECTION 8.2      AMENDMENT..................................................A-12
SECTION 8.3      ADJUSTMENTS IN THE EVENT OF A BUSINESS REORGANIZATION......A-13

                                   ARTICLE IX
                                   ----------

                                  MISCELLANEOUS
                                  -------------

SECTION 9.1      STATUS AS AN EMPLOYEE BENEFIT PLAN.........................A-13
SECTION 9.2      NO RIGHT TO CONTINUED EMPLOYMENT...........................A-14
SECTION 9.3      CONSTRUCTION OF LANGUAGE...................................A-14
SECTION 9.4      GOVERNING LAW..............................................A-14
SECTION 9.5      HEADINGS...................................................A-14
SECTION 9.6      NON-ALIENATION OF BENEFITS.................................A-14
SECTION 9.7      TAXES......................................................A-14
SECTION 9.8      APPROVAL OF SHAREHOLDERS...................................A-14
SECTION 9.9      NOTICES....................................................A-15


                                     A-(ii)

                           HOME BANCORP OF ELGIN, INC.
                           ---------------------------

                             1997 STOCK OPTION PLAN
                             ----------------------


                                    ARTICLE I
                                    ---------

                                     PURPOSE
                                     -------


                  SECTION 1.1       GENERAL PURPOSE OF THE PLAN.

                  The purpose of the Plan is to promote the growth and profitability of Home Bancorp of Elgin, Inc., to provide eligible directors, certain key officers and employees of Home Bancorp of Elgin, Inc. and its affiliates with an incentive to achieve corporate objectives, to attract and retain individuals of outstanding competence and to provide such individuals with an equity interest in Home Bancorp of Elgin, Inc.



                                   ARTICLE II
                                   ----------

                                   DEFINITIONS
                                   -----------


                  The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

                  SECTION 2.1 ASSOCIATION means Home Federal Savings and Loan Association of Elgin, a federally chartered savings institution, and any successor thereto.

                  SECTION 2.2 BOARD means the board of directors of the Company.

                  SECTION 2.3 CHANGE IN CONTROL means any of the following events:

                  (a) the occurrence of any event upon which any "person" (as such term is used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act")), other than (A) a trustee or other fiduciary holding securities under an employee benefit plan maintained for the benefit of employees of the Company; (B) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (C) any group constituting a person in which employees of the Company are substantial members, becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities issued by the Company representing 25% or more of the combined voting power of all of the Company's then outstanding securities; or

                  (b) the occurrence of any event upon which the individuals who on the date the Plan is adopted are members of the Board, together with individuals whose election by the Board or nomination for election by the Company's stockholders was approved by the affirmative vote of at least two-thirds of the members of the Board then in office who were either members of the Board on the date this Plan is adopted or whose nomination or election was previously so approved, cease for any reason to constitute a majority of the members of the Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange
         Act); or

                  (c)      the shareholders of the Company approve either:

                           (i) a merger or consolidation of the Company with any
                  other corporation, other than a merger or consolidation following which both of the following conditions are satisfied:

                                    (A) either (I) the members of the Board of
                           the Company immediately prior to such merger or consolidation constitute at least a majority of the members of the governing body of the institution resulting from such merger or consolidation; or (II) the shareholders of the Company own securities of the institution resulting from such merger or consolidation representing 80% or more of the combined voting power of all such securities of the resulting institution then outstanding in substantially the same proportions as their ownership of voting securities of the Company immediately before such merger or consolidation; and

                                    (B) the entity which results from such
                           merger or consolidation expressly agrees in writing to assume and perform the Company's obligations under the Plan; or

                           (ii) a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of its assets; and

                  (d) any event that would be described in section 2.3(a), (b) or (c) if "the Association" were substituted for "the Company" therein.

                  SECTION 2.4 CODE means the Internal Revenue Code of 1986 (including the corresponding provisions of any succeeding law).

                  SECTION 2.5 COMMITTEE means the Committee described in section 4.1.

                  SECTION 2.6 COMPANY means Home Bancorp of Elgin, Inc., a corporation organized and existing under the laws of the State of Delaware, and any successor thereto.

                  SECTION 2.7 DISABILITY means a condition of total incapacity, mental or physical, for further performance of duty with the Company which the Committee shall have determined, on the basis of competent medical evidence, is likely to be permanent.

                  SECTION 2.8 DISINTERESTED BOARD MEMBER means a member of the Board who (a) is not a current employee of the Company or a subsidiary, (b) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, (c) has not been an officer of the Company, (d) does not receive remuneration from the Company or a subsidiary, either directly or indirectly, in any capacity other than as a director and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Item 404(a) or (b) of the proxy solicitation rules of the Securities and Exchange Commission. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code or Rule 16b-3 promulgated under the Exchange Act.

                  SECTION 2.9 EFFECTIVE DATE means April 17, 1997.

                  SECTION 2.10 ELIGIBLE DIRECTOR means a member of the board of directors of an Employer who is not also an employee or an officer of an Employer.

                  SECTION 2.11 ELIGIBLE EMPLOYEE means any employee whom the Committee may determine to be a key officer or employee of an Employer and select to receive a grant of an Option pursuant to the Plan.

                  SECTION 2.12 EMPLOYER means the Company, the Association and any successor thereto and, with the prior approval of the Board, and subject to such terms and conditions as may be imposed by the Board, any other savings bank, savings and loan association, bank, corporation, financial institution or other business organization or institution. With respect to any Eligible Employer or Eligible Director, the Employer shall mean the entity which employs such person or upon whose board of directors such person serves.

                  SECTION 2.13 EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

                  SECTION 2.14 EXERCISE PRICE means the price per Share at which Shares subject to an Option may be purchased upon exercise of the Option, determined in accordance with section 5.4.

                  SECTION 2.15 FAIR MARKET VALUE means, with respect to a Share on a specified date:

                  (a) the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the Shares are listed or admitted to trading; or

                  (b) if the Shares are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a Share on such date on the National Association of Securities Dealers Automated Quotations System, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

                  (c) if sections 2.15(a) and (b) are not applicable, the fair market value of a Share as the Committee may determine.

                  SECTION 2.16 FAMILY MEMBER means the spouse, parent, child or sibling of an Eligible Director or Eligible Employee.

                  SECTION 2.17 INCENTIVE STOCK OPTION means a right to purchase Shares that is granted to Eligible Employees pursuant to section 6.1, that is designated by the Committee to be an Incentive Stock Option and that is intended to satisfy the requirements of section 422 of the Code.

                  SECTION 2.18 LIMITED STOCK APPRECIATION RIGHT means a right granted pursuant to section 7.3.

                  SECTION 2.19 NON-PROFIT ORGANIZATION means any organization which is exempt from federal income tax under section 501(c)(3), (4), (5), (6),
(7), (8) or (10) of the Internal Revenue Code.

                  SECTION 2.20 NON-QUALIFIED STOCK OPTION means a right to purchase Shares that is granted pursuant to section 5.1 or 6.1. For Eligible Employees, an Option will be a Non-Qualified Stock Option if (a) it is not designated by the Committee to be an Incentive Stock Option, or (b) it does not satisfy the requirements of section 422 of the Code.

                  SECTION 2.21 OPTION means either an Incentive Stock Option or a Non-Qualified Stock Option.

                  SECTION 2.22 OPTION PERIOD means the period during which an Option may be exercised, determined in accordance with section 5.3 and 6.4.

                  SECTION 2.23 OTS REGULATIONS means the regulations issued by the Office of Thrift Supervision and applicable to the Plan, the Association or the Company.

                  SECTION 2.24 PERSON means an individual, a corporation, a bank, a savings bank, a savings and loan association, a financial institution, a partnership, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

                  SECTION 2.25 PLAN means the Home Bancorp of Elgin, Inc. 1996 Stock Option Plan, as amended from time to time.

                  SECTION 2.26 RETIREMENT means retirement at or after the normal or early retirement date set forth in any tax-qualified retirement plan of the Association.

                  SECTION 2.27 SHARE means a share of Common Stock, par value $.01 per share, of Home Bancorp of Elgin, Inc.

                  SECTION 2.28 TERMINATION FOR CAUSE means one of the following:

                  (a) for an Eligible Employee who is not an officer or employee of any bank or savings institution regulated by the Office of Thrift Supervision, "Termination for Cause" means termination of employment with the Employer upon the occurrence of any of the following: (i) the employee intentionally engages in dishonest conduct in connection with his performance of services for the Employer resulting in his conviction of a felony; (ii) the employee is convicted of, or pleads guilty or NOLO CONTENDERE to, a felony or any crime involving moral turpitude; (iii) the employee willfully fails or refuses to perform his duties under any employment or retention agreement and fails to cure such breach within sixty (60) days following written notice thereof from the Employer; (iv) the employee breaches his fiduciary duties to the Employer for personal profit; or (v) the employee's willful breach or violation of any law, rule or regulation (other than traffic violations or similar offenses), or final cease and desist order in connection with his performance of services for the Employer;

                  (b) for an Eligible Employee who is an officer or employee of a bank or savings institution regulated by the Office of Thrift Supervision, "Termination for Cause" means termination of employment for personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order, or any material breach of this Agreement, in each case as measured against standards generally prevailing at the relevant time in the savings and community banking industry; PROVIDED, HOWEVER, that such individual shall not be deemed to have been discharged for cause unless and until he shall have received a written notice of termination from the Board, which notice shall be given to such individual not later than five (5) business days after the board of directors of the Employer adopts, and shall be accompanied by, a resolution duly approved by affirmative vote of a majority of the entire board of directors of the Employer at a meeting called and held for such purpose (which meeting shall be held not less than fifteen (15) days nor more than thirty (30) days after notice to the individual), at which meeting there shall be a reasonable opportunity for the individual to make oral and written presentations to the members of the board of directors of the Employer, on his own behalf, or through a representative, who may be his legal counsel, to refute the grounds for the proposed determination) finding that in the good faith opinion of the board of directors of the Employer grounds exist for discharging the individual for cause.

                                   ARTICLE III
                                   -----------

                                AVAILABLE SHARES
                                ----------------


                  SECTION 3.1       AVAILABLE SHARES.

                  Subject to section 8.3, the maximum aggregate number of Shares with respect to which Options may be granted at any time shall be equal to the excess of:

                  (a)      700,925 Shares; over

                  (b)      the sum of:

                           (i) the number of Shares with respect to which previously granted Options may then or may in the future be exercised; plus

                           (ii) the number of Shares with respect to which previously granted Options have been exercised.

A maximum aggregate of 490,647 Shares may be granted to Eligible Employees and a maximum aggregate of 210,276 Shares may be granted to Eligible Directors. For purposes of this section 3.1, an Option shall not be considered as having been exercised to the extent that such Option terminates by reason other than the purchase of related Shares; PROVIDED, HOWEVER, that for purposes of meeting the requirements of section 162(m) of the Code, no Eligible Employee who is a covered employee under section 162(m) of the Code shall receive a grant of Options in excess of the amount specified under this section 3.1, computed as if any Option which is cancelled reduced the maximum number of Shares.



                                   ARTICLE IV
                                   ----------

                                 ADMINISTRATION
                                 --------------


                  SECTION 4.1       COMMITTEE.

                  The Plan shall be administered by the members of the Compensation Committee of Home Bancorp of Elgin, Inc. who are Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members.


                  SECTION 4.2       COMMITTEE ACTION.

                  The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties. Any Person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the secretary of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.


                  SECTION 4.3       COMMITTEE RESPONSIBILITIES.

                  Subject to the terms and conditions of the Plan and such limitations as may be imposed from time to time by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

                  (a) to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for participation in the Plan, the number of Shares subject to the Options, if any, to be granted, and the terms and conditions thereof;

                  (b) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

                  (c) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.


                                    ARTICLE V
                                    ---------

                      STOCK OPTIONS FOR ELIGIBLE DIRECTORS
                      ------------------------------------


                  SECTION 5.1       IN GENERAL.

                  (a) On the Effective Date, each Eligible Director shall be granted an Option to purchase 35,046 Shares.

                  (b) Any Option granted under this section 5.1 shall be evidenced by a written agreement which shall specify the number of Shares covered by the Option, the Exercise Price for the Shares subject to the Option and the Option Period, all as determined pursuant to this Article V. The Option agreement shall also set forth specifically or incorporate by reference the applicable provisions of the Plan.


                  SECTION 5.2       EXERCISE PRICE.

                  The price per Share at which an Option granted to an Eligible Director under section 5.1 may be exercised shall be the Fair Market Value of a Share on the date on which the Option is granted.


                  SECTION 5.3       OPTION PERIOD.

                  (a) Subject to section 5.3(b), the Option Period during which an Option granted to an Eligible Director under section 5.1 may be exercised shall commence on the date the Option is granted and shall expire on the earlier of:

                  (i) removal for cause in accordance with the Employer's bylaws; or

                  (ii) the last day of the ten-year period commencing on the date on which the Option was granted.

                  (b) During the Option Period, the maximum number of Shares as to which an outstanding Option may be exercised shall be as follows:

                  (i) prior to the first anniversary of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Option shall not be exercisable;

                  (ii) on and after the first anniversary, but prior to the second anniversary, of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Option may be exercised as to a maximum of twenty percent (20%) of the Shares subject to the Option;

                  (iii) on and after the second anniversary, but prior to the third anniversary, of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Option may be exercised as to a maximum of forty percent (40%) of the Shares subject to the Option, when granted, including in such number any optioned Shares purchased prior to such second anniversary;

                  (iv) on and after the third anniversary, but prior to the fourth anniversary, of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Option may be exercised as to a maximum of sixty percent (60%) of the Shares subject to the Option, when granted, including in such number any optioned Shares purchased prior to such third anniversary;

                  (v) on and after the fourth anniversary, but prior to the fifth anniversary, of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Option may be exercised as to a maximum of eighty percent (80%) of the Shares subject to the Option, when granted, including in such number any optioned Shares purchased prior to such fourth anniversary; and

                  (vi) on and after the fifth anniversary of the date on which the Plan is approved by shareholders pursuant to section 9.8 and for the remainder of the Option Period, the Option may be exercised as to the entire number of optioned Shares not theretofore purchased;

PROVIDED, HOWEVER, that such an Option shall become fully exercisable, and all optioned Shares not previously purchased shall become available for purchase, on the date of the Option holder's death or Disability.



                                   ARTICLE VI
                                   ----------

                      STOCK OPTIONS FOR ELIGIBLE EMPLOYEES
                      ------------------------------------

                  SECTION 6.1       SIZE OF OPTION.

                  Subject to sections 6.2 and 6.5 and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Employee may be granted Options shall be determined by the Committee, in its discretion. Except as provided in section 6.5, the maximum number of Shares that may be optioned to any one individual under this Plan during its entire duration shall be the entire number of Shares available under section 3.1 of the Plan.

                  SECTION 6.2       GRANT OF OPTIONS.

                  (a) Subject to the limitations of the Plan, the Committee may, in its discretion, grant to an Eligible Employee an Option to purchase Shares. The Option for such Eligible Employees must be designated as either an Incentive Stock Option or a Non-Qualified Stock Option and, if not designated as either, shall be a Non-Qualified Stock Option.

                  (b) Any Option granted under this section 6.2 shall be evidenced by a written agreement which shall:

                  (i)      specify the number of Shares covered by the Option;

                  (ii) specify the Exercise Price, determined in accordance with section 6.3, for the Shares subject to the Option;

                  (iii) specify the Option Period determined in accordance with section 6.4;

                  (iv) set forth specifically or incorporate by reference the applicable provisions of the Plan; and

                  (v) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe with respect to an Option granted to an Eligible Employee.


                  SECTION 6.3       EXERCISE PRICE.

                  The price per Share at which an Option granted to an Eligible Employee shall be determined by the Committee, in its discretion; PROVIDED, HOWEVER, that the Exercise Price shall not be less than the Fair Market Value of a Share on the date on which the Option is granted.


                  SECTION 6.4       OPTION PERIOD.

                  Subject to section 6.5, the Option Period during which an Option granted to an Eligible Employee may be exercised shall commence on the date specified by the Committee in the Option agreement and shall expire on the date specified in the Option agreement or, if no date is specified, on the earliest of:

                  (a) the close of business on the last day of the three-month period commencing on the date of the Eligible Employee's termination of employment with the Employer, other than on account of death or Disability, Retirement or a Termination for Cause;

                  (b) the close of business on the last day of the one-year period commencing on the date of the Eligible Employee's termination of employment due to death, Disability or Retirement;

                  (c) the date and time when the Eligible Employee ceases to be an employee of the Employer due to a Termination for Cause; and

                  (d) the last day of the ten-year period commencing on the date on which the Option was granted.

                  SECTION 6.5       REQUIRED REGULATORY PROVISIONS.

                  Notwithstanding anything contained herein to the contrary:

                  (a) no Option shall be granted to an Eligible Employee under the Plan prior to shareholder approval under section 9.8;

                  (b) no Eligible Employee may be granted Options to purchase more than 175,236 Shares.

                  (c) each Option granted to an Eligible Employee shall become exercisable as follows:

                           (i) prior to the first anniversary of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Option shall not be exercisable;

                           (ii) on and after the first anniversary, but prior to
                  the second anniversary, of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Option may be exercised as to a maximum of twenty percent (20%) of the Shares subject to the Option when granted;

                           (iii) on and after the second anniversary, but prior
                  to the third anniversary, of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Option may be exercised as to a maximum of forty percent (40%) of the Shares subject to the Option when granted, including in such forty percent (40%) any optioned Shares purchased prior to such second anniversary;

                           (iv) on and after the third anniversary, but prior to
                  the fourth anniversary, of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Option may be exercised as to a maximum of sixty percent (60%) of the Shares subject to the Option when granted, including in such sixty percent (60%) any optioned Shares purchased prior to such third anniversary;

                           (v) on and after the fourth anniversary, but prior to
                  the fifth anniversary, of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Option may be exercised as to a maximum of eighty percent (80%) of the Shares subject to the Option when granted, including in such eighty percent (80%) any optioned Shares purchased prior to such fourth anniversary; and

                           (vi) on and after the fifth anniversary of the date
                  on which the Plan is approved by shareholders pursuant to
                  section 9.8 and for the remainder of the Option Period, the Option may be exercised as to the entire number of optioned Shares not theretofore purchased;

         PROVIDED, HOWEVER, that such an Option shall become fully exercisable, and all optioned Shares not previously purchased shall become available for purchase, on the date of the Option holder's death or Disability; PROVIDED, FURTHER, that the Committee may establish a different vesting schedule if not inconsistent with section 563b.3(g) of OTS Regulations.

                  (d) The Option Period of any Option granted to an Eligible Employee hereunder, whether or not previously vested, shall be suspended as of the time and date at which the Option holder has received notice from the Board that his or her employment is subject to a possible Termination for Cause. Such suspension shall remain in effect until the Option holder receives official notice from the Board that he or she has been cleared of any possible

         Termination for Cause, at which time, the original Exercise Period shall be reinstated without any adjustment for the intervening suspended period. In the event that the Option Period under section 6.4 expires during such suspension, the Company shall pay to the Eligible Employee, within 30 days after his reinstatement as an employee of the Company, damages equal to the value of the expired Options less the Exercise Price of such Options.

                  (e) No Option granted to an Eligible Employee hereunder, whether or not previously vested, shall be exercised after the time and date at which the Option holder's employment with the Employer is terminated in a Termination for Cause.


                  SECTION 6.6      ADDITIONAL RESTRICTIONS ON INCENTIVE STOCK
                                   OPTIONS.

                  In addition to the limitations of section 7.3, an Option granted to an Eligible Employee designated by the Committee to be an Incentive Stock Option shall be subject to the following limitations:

                  (a) If, for any calendar year, the sum of (i) plus (ii) exceeds $100,000, where (i) equals the Fair Market Value (determined as of the date of the grant) of Shares subject to an Option intended to be an Incentive Stock Option which first become available for purchase during such calendar year, and (ii) equals the Fair Market Value (determined as of the date of grant) of Shares subject to any other options intended to be Incentive Stock Options and previously granted to the same Eligible Employee which first become exercisable in such calendar year, then that number of Shares optioned which causes the sum of (i) and (ii) to exceed $100,000 shall be deemed to be Shares optioned pursuant to a Non-Qualified Stock Option or Non-Qualified Stock Options, with the same terms as the Option or Options intended to be an Incentive Stock Option;

                  (b) The Exercise Price of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company shall not be less than 110% of the Fair Market Value of a Share, and if an Option designated as an Incentive Stock Option shall be granted at an Exercise Price that does not satisfy this requirement, the designated Exercise Price shall be observed and the Option shall be treated as a NonQualified Stock Option;

                  (c) The Option Period of an Incentive Stock Option granted to an Eligible Employee who, at the time the Option is granted, owns Shares comprising more than 10% of the total combined voting power of all classes of stock of the Company, shall expire no later than the fifth anniversary of the date on which the Option was granted, and if an Option designated as an Incentive Stock Option shall be granted for an Option Period that does not satisfy this requirement, the designated Option Period shall be observed and the Option shall be treated as a Non-Qualified Stock Option;

                  (d) An Incentive Stock Option that is exercised during its designated Option Period but more than:

                           (i) three (3) months after the termination of
                  employment with the Company, a parent or a subsidiary (other than on account of disability within the meaning of section 22(e)(3) of the Code or death) of the Eligible Employee to whom it was granted; and

                           (ii) one (1) year after such individual's termination
                  of employment with the Company, a parent or a subsidiary due to disability (within the meaning of section 22(e)(3) of the Code);

         may be exercised in accordance with the terms but shall at the time of exercise be treated as a Non-Qualified Stock Option; and

                  (e) Except with the prior written approval of the Committee, no individual shall dispose of Shares acquired pursuant to the exercise of an Incentive Stock Option until after the later of (i) the second anniversary of the date on which the Incentive Stock Option was granted, or (ii) the first anniversary of the date on which the Shares were acquired.



                                   ARTICLE VII
                                   -----------

                              OPTIONS -- IN GENERAL
                              ---------------------


                  SECTION 7.1       METHOD OF EXERCISE.

                  (a) Subject to the limitations of the Plan and the Option agreement, an Option holder may, at any time during the Option Period, exercise his or her right to purchase all or any part of the Shares to which the Option relates; PROVIDED, HOWEVER, that the minimum number of Shares which may be purchased at any time shall be 100, or, if less, the total number of Shares relating to the Option which remain unpurchased. An Option holder shall exercise an Option to purchase Shares by:

                  (i) giving written notice to the Committee, in such form and manner as the Committee may prescribe, of his intent to exercise the Option;

                  (ii) delivering to the Committee full payment, consistent with section 7.1(b), for the Shares as to which the Option is to be exercised; and

                  (iii) satisfying such other conditions as may be prescribed in the Option agreement.

                  (b) The Exercise Price of Shares to be purchased upon exercise of any Option shall be paid in full in cash (by certified or bank check or such other instrument as the Company may accept) or, if and to the extent permitted by the Committee, by one or more of the following: (i) in the form of Shares already owned by the Option holder having an aggregate Fair Market Value on the date the Option is exercised equal to the aggregate Exercise Price to be paid;
(ii) by requesting the Company to cancel without payment Options outstanding to such Person for that number of Shares whose aggregate Fair Market Value on the date of exercise, when reduced by their aggregate Exercise Price, equals the aggregate Exercise Price of the Options being exercised; or (iii) by a combination thereof. Payment for any Shares to be purchased upon exercise of an Option may also be made by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

                  (c) When the requirements of section 7.1(a) and (b) have been satisfied, the Committee shall take such action as is necessary to cause the issuance of a stock certificate evidencing the Option holder's ownership of such Shares. The Person exercising the Option shall have no right to vote or to receive dividends, nor have any other rights with respect to the Shares, prior to the date as of which such Shares are transferred to such Person on the stock transfer records of the Company, and no adjustments shall be made for any dividends or other rights for which the record date is prior to the date as of which such transfer is effected, except as may be required under section 8.3.

                  SECTION 7.2       LIMITATIONS ON OPTIONS.

                  (a) An Option by its terms shall not be transferable by the Option holder other than to Family Members or Non-profit Organizations or by will or by the laws of descent and distribution and shall be exercisable, during the lifetime of the Option holder, only by the Option holder, a Family Member or a Non-profit Organization. Any such transfer shall be effected by written notice to the Company given in such form and manner as the Committee may prescribe and shall be recognized only if such notice is received by the Company prior to the death of the person giving it. Thereafter, the transferee shall have, with respect to such Option, all of the rights, privileges and obligations which would attach thereunder to the transferor if the Option were issued to such transferor. If a privilege of the Option depends on the life, employment or other status of the transferor, such privilege of the Option for the transferee shall continue to depend on the life, employment or other status of the transferor. The Committee shall have full and exclusive authority to interpret and apply the provisions of this Plan to transferees to the extent not specifically described herein. Notwithstanding the foregoing, an Incentive Stock Option is not transferable by an Eligible Employee other than by will or the laws of descent and distribution, and is exercisable, during his lifetime, solely by him.

                  (b) The Company's obligation to deliver Shares with respect to an Option shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Option holder to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to
(i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.



                                  ARTICLE VIII
                                  ------------

                            AMENDMENT AND TERMINATION
                            -------------------------


                  SECTION 8.1       TERMINATION.

                  The Board may suspend or terminate the Plan in whole or in part at any time prior to the tenth anniversary of the Effective Date by giving written notice of such suspension or termination to the Committee. Unless sooner terminated, the Plan shall terminate automatically on the day preceding the tenth anniversary of the Effective Date. In the event of any suspension or termination of the Plan, all Options theretofore granted under the Plan that are outstanding on the date of such suspension or termination of the Plan shall remain outstanding and exercisable for the period and on the terms and conditions set forth in the Option agreements evidencing such Options.


                  SECTION 8.2       AMENDMENT.

                  The Board may amend or revise the Plan in whole or in part at any time; PROVIDED, HOWEVER, that, to the extent required to comply with section 162(m) of the Code, no such amendment or revision shall be effective if it amends a material term of the Plan unless approved by the holders of a majority of the voting Shares of Dime Community Bancorp, Inc.

                  SECTION 8.3 ADJUSTMENTS IN THE EVENT OF A BUSINESS REORGANIZATION.

                  (a) In the event of any merger, consolidation, or other business reorganization in which the Company is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each Person who is then a holder of record of Shares, the number of Shares covered by each outstanding Option and the number of Shares available pursuant to section 3.1 shall be adjusted to account for such event. Such adjustment shall be effected by multiplying such number of Shares by an amount equal to the number of Shares that would be owned after such event by a Person who, immediately prior to such event, was the holder of record of one Share, and the Exercise Price of the Options shall be adjusted by dividing the Exercise Price by such number of Shares; PROVIDED, HOWEVER, that the Committee may, in its discretion, establish another appropriate method of adjustment.

                  (b) In the event of any merger, consolidation, or other business reorganization in which the Company is not the surviving entity, any Options granted under the Plan which remain outstanding may be cancelled as of the effective date of such merger, consolidation, business reorganization, liquidation or sale by the Board upon 30 days' written notice to the Option holder; PROVIDED, HOWEVER, that on or as soon as practicable following the date of cancellation, each Option holder shall receive a monetary payment in such amount, or other property of such kind and value, as the Board determines in good faith to be equivalent in value to the Options that have been cancelled.

                  (c) In the event that the Company shall declare and pay any dividend with respect to Shares (other than a dividend payable in Shares) which results in a nontaxable return of capital to the holders of Shares for federal income tax purposes or otherwise than by dividend makes distribution of property to the holders of its Shares, the Company shall make an equivalent payment to each Person holding an outstanding Option as of the record date for such dividend. Such payment shall be made at substantially the same time, in substantially the same form and in substantially the same amount per optioned Share as the dividend or other distribution paid with respect to outstanding Shares; PROVIDED, HOWEVER, that if any dividend or distribution on outstanding Shares is paid in property other than cash, the Company, in its discretion applied uniformly to all outstanding Options, may make such payment in a cash amount per optioned Share equal in fair market value to the fair market value of the non-cash dividend or distribution.



                                   ARTICLE IX
                                   ----------

                                  MISCELLANEOUS
                                  -------------


                  SECTION 9.1       STATUS AS AN EMPLOYEE BENEFIT PLAN.

                  This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

                  SECTION 9.2       NO RIGHT TO CONTINUED EMPLOYMENT.

                  Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan shall be held or construed to confer upon any Eligible Director or Eligible Employee any right to a continuation of his or her position as a director or employee of the Company. The Employers reserve the right to remove any Eligible Director or dismiss any Eligible Employee or otherwise deal with any Eligible Director or Eligible Employee to the same extent as though the Plan had not been adopted.


                  SECTION 9.3       CONSTRUCTION OF LANGUAGE.

                  Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated.


                  SECTION 9.4       GOVERNING LAW.

                  The Plan shall be construed, administered and enforced according to the laws of the State of Illinois without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law. The Plan shall be construed to comply with applicable OTS Regulations.


                  SECTION 9.5       HEADINGS.

                  The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.


                  SECTION 9.6       NON-ALIENATION OF BENEFITS.

                  The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts, except to the extent provided in a qualified domestic relations order as defined in section 414(p) of the Code.


                  SECTION 9.7       TAXES.

                  The Company shall have the right to deduct from all amounts paid by the Company in cash with respect to an Option under the Plan any taxes required by law to be withheld with respect to such Option. Where any Person is entitled to receive Shares pursuant to the exercise of an Option, the Company shall have the right to require such Person to pay the Company the amount of any tax which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.


                  SECTION 9.8       APPROVAL OF SHAREHOLDERS.

                  The Plan shall not be effective or implemented unless approved by shareholders of Home Bancorp of Elgin, Inc. as follows:

                  (1) if, prior to the one year anniversary of the stock conversion of Home Federal Savings and Loan Association of Elgin to stock form, the Plan is approved by the holders of a majority of the total votes eligible to be cast at any duly called annual or special meeting of the Company, the Plan shall be effective as of the date of such approval; and

                  (2) if subsequent to the one year anniversary of such conversion, the Plan is approved by the affirmative vote of the holders of a majority of Shares present or represented by proxy at the meeting and entitled to vote at an annual or special meeting at which a quorum is present, the Plan shall be effective as of the date of such approval.

Shareholder approval shall not be obtained at an annual or special meeting earlier than six months following such conversion unless permitted by the Office of Thrift Supervision. No Option shall be granted prior to shareholder approval of the Plan.


                  SECTION 9.9       NOTICES.

                  Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is delivered personally or five (5) days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other party:

                  (a)      If to the Committee:

                           Home Bancorp of Elgin, Inc.
                           16 North Spring Street
                           Elgin, Illinois  60010

                           Attention:  CORPORATE SECRETARY
                                       -------------------

                  (b) If to an Option holder, to the Option holder's address as shown in the Employer's records.

                                                                      APPENDIX B
                                                                      ----------

























                           HOME BANCORP OF ELGIN, INC.

                       1997 RECOGNITION AND RETENTION PLAN


















                         ------------------------------


















                           ADOPTED ON JANUARY 16, 1997
                         EFFECTIVE AS OF APRIL 17, 1997

                                TABLE OF CONTENTS
                                -----------------
                                                                            PAGE
                                                                            ----

                                    ARTICLE I
                                    ---------

                                     PURPOSE
                                     -------

SECTION 1.1 GENERAL PURPOSE OF THE PLAN.....................................B-1

                                   ARTICLE II
                                   ----------

                                   DEFINITIONS
                                   -----------

SECTION 2.1       ASSOCIATION...............................................B-1
SECTION 2.2       AWARD.....................................................B-1
SECTION 2.3       AWARD DATE................................................B-1
SECTION 2.4       BENEFICIARY...............................................B-1
SECTION 2.5       BOARD.....................................................B-1
SECTION 2.6       CHANGE OF CONTROL.........................................B-1
SECTION 2.7       CODE......................................................B-2
SECTION 2.8       COMMITTEE.................................................B-2
SECTION 2.9       COMPANY...................................................B-2
SECTION 2.10      DISABILITY................................................B-2
SECTION 2.11      DISINTERESTED BOARD MEMBER................................B-2
SECTION 2.12      EFFECTIVE DATE............................................B-3
SECTION 2.13      ELIGIBLE DIRECTOR.........................................B-3
SECTION 2.14      ELIGIBLE EMPLOYEE.........................................B-3
SECTION 2.15      EMPLOYER..................................................B-3
SECTION 2.16      EXCHANGE ACT..............................................B-3
SECTION 2.17      OTS REGULATIONS...........................................B-3
SECTION 2.18      PERSON....................................................B-3
SECTION 2.19      PLAN......................................................B-3
SECTION 2.20      SHARE.....................................................B-3
SECTION 2.21      TRUST.....................................................B-3
SECTION 2.22      TRUST AGREEMENT...........................................B-3
SECTION 2.23      TRUST FUND................................................B-3
SECTION 2.24      TRUSTEE...................................................B-3

                                   ARTICLE III
                                   -----------

                           SHARES AVAILABLE UNDER PLAN
                           ---------------------------

SECTION 3.1       SHARES AVAILABLE UNDER PLAN...............................B-4

                                   ARTICLE IV
                                   ----------

                                 ADMINISTRATION
                                 --------------

SECTION 4.1       COMMITTEE.................................................B-4
SECTION 4.2       COMMITTEE ACTION..........................................B-4
SECTION 4.3       COMMITTEE RESPONSIBILITIES................................B-4


                                      B-(i)

                                                                            PAGE
                                                                            ----

                                    ARTICLE V
                                    ---------

                                 THE TRUST FUND
                                 --------------

SECTION 5.1       CONTRIBUTIONS.............................................B-5
SECTION 5.2       THE TRUST FUND............................................B-5
SECTION 5.3       INVESTMENTS...............................................B-5

                                   ARTICLE VI
                                   ----------

                                     AWARDS
                                     ------

SECTION 6.1       AWARDS TO ELIGIBLE DIRECTORS..............................B-5
SECTION 6.2       AWARDS TO ELIGIBLE EMPLOYEES..............................B-5
SECTION 6.3       AWARDS IN GENERAL.........................................B-6
SECTION 6.4       SHARE ALLOCATIONS.........................................B-6
SECTION 6.5       DIVIDEND RIGHTS...........................................B-6
SECTION 6.6       VOTING RIGHTS.............................................B-6
SECTION 6.7       TENDER OFFERS.............................................B-7
SECTION 6.8       LIMITATIONS ON AWARDS.....................................B-7

                                   ARTICLE VII
                                   -----------

                       VESTING AND DISTRIBUTION OF SHARES
                       ----------------------------------

SECTION 7.1       VESTING OF SHARES GRANTED TO ELIGIBLE DIRECTORS...........B-8
SECTION 7.2       VESTING OF SHARES GRANTED TO ELIGIBLE EMPLOYEES...........B-8
SECTION 7.3       DESIGNATION OF BENEFICIARY................................B-9
SECTION 7.4       MANNER OF DISTRIBUTION....................................B-9
SECTION 7.5       TAXES.....................................................B-9

                                  ARTICLE VIII
                                  ------------

                            AMENDMENT AND TERMINATION
                            -------------------------

SECTION 8.1       TERMINATION..............................................B-10
SECTION 8.2       AMENDMENT................................................B-10
SECTION 8.3       ADJUSTMENTS IN THE EVENT OF A BUSINESS REORGANIZATION....B-10

                                   ARTICLE IX
                                   ----------

                                  MISCELLANEOUS
                                  -------------

SECTION 9.1       STATUS AS AN EMPLOYEE BENEFIT PLAN.......................B-10
SECTION 9.2       NO RIGHT TO CONTINUED EMPLOYMENT.........................B-11
SECTION 9.3       CONSTRUCTION OF LANGUAGE.................................B-11
SECTION 9.4       GOVERNING LAW............................................B-11
SECTION 9.5       HEADINGS.................................................B-11
SECTION 9.6       NON-ALIENATION OF BENEFITS...............................B-11
SECTION 9.7       NOTICES..................................................B-11
SECTION 9.8       APPROVAL OF SHAREHOLDERS.................................B-12


                                     B-(ii)

                           HOME BANCORP OF ELGIN, INC.
                           ---------------------------

                       1997 RECOGNITION AND RETENTION PLAN
                       -----------------------------------


                                    ARTICLE I
                                    ---------

                                     PURPOSE
                                     -------


                  SECTION 1.1       GENERAL PURPOSE OF THE PLAN.

                  The purpose of the Plan is to promote the growth and profitability of Home Bancorp of Elgin, Inc. and to provide eligible directors, certain key officers and employees of Home Bancorp of Elgin, Inc. with an incentive to achieve corporate objectives, to attract and retain directors, key officers and employees of outstanding competence and to provide such directors, officers and employees with an equity interest in Home Bancorp of Elgin, Inc.



                                   ARTICLE II
                                   ----------

                                   DEFINITIONS
                                   -----------


                  The following definitions shall apply for the purposes of this Plan, unless a different meaning is plainly indicated by the context:

                  SECTION 2.1 ASSOCIATION means Home Federal Savings and Loan Association of Elgin, a federally chartered stock savings association, and any successor thereto.

                  SECTION 2.2 AWARD means a grant of Shares to an Eligible Director or Eligible Employee pursuant to section 6.1 or 6.2.

                  SECTION 2.3 AWARD DATE means, with respect to a particular Award, the date specified by the Committee in the notice of the Award issued to the Eligible Director or Eligible Employee by the Committee, pursuant to section
6.1 or 6.2.

                  SECTION 2.4 BENEFICIARY means the Person designated by an Eligible Director or Eligible Employee pursuant to section 7.3, to receive distribution of any Shares available for distribution to such Eligible Director or Eligible Employee, in the event such Eligible Director or Eligible Employee dies prior to receiving distribution of such Shares.

                  SECTION 2.5 BOARD means the Board of Directors of the Company.

                  SECTION 2.6 CHANGE OF CONTROL means any of the following events:

                  (a) the occurrence of any event upon which any "person" (as such term is used in sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended ("Exchange Act")), other than (A) a trustee or other fiduciary holding securities under an employee benefit plan maintained for the benefit of employees of the Company; (B) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; or (C) any group constituting a person in which employees of the Company are substantial members, becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities issued by the Company representing 25% or more of the combined voting power of all of the Company's then outstanding securities; or

                  (b) the occurrence of any event upon which the individuals who on the date the Plan is adopted are members of the Board, together with individuals whose election by the Board or nomination for election by the Company's stockholders was approved by the affirmative vote of at least two-thirds of the members of the Board then in office who were either members of the Board on the date this Plan is adopted or whose nomination or election was previously so approved, cease for any reason to constitute a majority of the members of the Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange
         Act); or

                  (c)      the shareholders of the Company approve either:

                           (i) a merger or consolidation of the Company with any
                  other corporation, other than a merger or consolidation following which both of the following conditions are satisfied:

                                    (A) either (I) the members of the Board of
                           the Company immediately prior to such merger or consolidation constitute at least a majority of the members of the governing body of the institution resulting from such merger or consolidation; or (II) the shareholders of the Company own securities of the institution resulting from such merger or consolidation representing 80% or more of the combined voting power of all such securities of the resulting institution then outstanding in substantially the same proportions as their ownership of voting securities of the Company immediately before such merger or consolidation; and

                                    (B) the entity which results from such
                           merger or consolidation expressly agrees in writing to assume and perform the Company's obligations under the Plan; or

                           (ii) a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of its assets; and

                  (d) any event that would be described in section 2.6(a), (b) or (c) if "the Association" were substituted for "the Company" therein.

                  SECTION 2.7 CODE means the Internal Revenue Code of 1986 (including the corresponding provisions of any succeeding law).

                  SECTION 2.8 COMMITTEE means the Committee described in section 4.1.

                  SECTION 2.9 COMPANY means Home Bancorp of Elgin, Inc., a corporation organized and existing under the laws of the State of Delaware, and any successor thereto.

                  SECTION 2.10 DISABILITY means a condition of total incapacity, mental or physical, for further performance of duty with the Company which the Committee shall have determined, on the basis of competent medical evidence, is likely to be permanent.

                  SECTION 2.11 DISINTERESTED BOARD MEMBER means a member of the Board who (a) is not a current employee of the Company or a subsidiary, (b) does not receive remuneration from the Company or a subsidiary, either directly or indirectly, in any capacity other than as a director and (c) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Item 404(a) or
(b) of the proxy solicitation rules of the Securities and Exchange Commission. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Rule 16b-3 promulgated under the Exchange Act.

                  SECTION 2.12 EFFECTIVE DATE means December 26, 1996.

                  SECTION 2.13 ELIGIBLE DIRECTOR means a member of the board of directors of the Employer who is not also an employee of the Employer.

                  SECTION 2.14 ELIGIBLE EMPLOYEE means any employee whom the Committee may determine to be a key officer or employee of the Employer and select to receive an Award pursuant to the Plan.

                  SECTION 2.15 EMPLOYER means the Company, the Association and any successor thereto and, with the prior approval of the Board, and subject to such terms and conditions as may be imposed by the Board, any other savings bank, savings and loan association, bank, corporation, financial institution or other business organization or institution. With respect to any Eligible Employee or Eligible Director, the Employer shall mean the entity which employs such person or upon whose board of directors such person serves.

                  SECTION 2.16 EXCHANGE ACT means the Securities and Exchange Act of 1934, as amended.

                  SECTION 2.17 OTS REGULATIONS means the regulations issued by the Office of Thrift Supervision and applicable to the Plan, the Association or the Company.

                  SECTION 2.18 PERSON means an individual, a corporation, a bank, a savings bank, a savings and loan association, a financial institution, a partnership, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization or institution.

                  SECTION 2.19 PLAN means the Home Bancorp of Elgin, Inc. 1997 Recognition and Retention Plan as amended from time to time.

                  SECTION 2.20 SHARE means a share of common stock of Home Bancorp of Elgin, Inc., par value $.01 per share.

                  SECTION 2.21 TRUST means the legal relationship created by the Trust Agreement pursuant to which the Trustee holds the Trust Fund in trust. The Trust may be referred to as the "Recognition and Retention Plan Trust of Home Bancorp of Elgin, Inc."

                  SECTION 2.22 TRUST AGREEMENT means the agreement between Dime Community Bancorp, Inc. and the Trustee therein named or its successor pursuant to which the Trust Fund shall be held in trust.

                  SECTION 2.23 TRUST FUND means the corpus (consisting of contributions paid over to the Trustee, and investments thereof), and all earnings, appreciations or additions thereof and thereto, held by the Trustee under the Trust Agreement in accordance with the Plan, less any depreciation thereof and any payments made therefrom pursuant to the Plan.

                  SECTION 2.24 TRUSTEE means the Trustee of the Trust Fund from time to time in office. The Trustee shall serve as Trustee until it is removed or resigns from office and is replaced by a successor Trustee or Trustees appointed by the Company.

                                   ARTICLE III
                                   -----------

                           SHARES AVAILABLE UNDER PLAN
                           ---------------------------


                  SECTION 3.1       SHARES AVAILABLE UNDER PLAN.

                  The maximum number of Shares under the Plan shall be 280,370. An aggregate maximum of 84,108 Shares may be granted to Eligible Directors, with a maximum of 14,018 granted to any one Eligible Director.



                                   ARTICLE IV
                                   ----------

                                 ADMINISTRATION
                                 --------------


                  SECTION 4.1       COMMITTEE.

                  The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members.


                  SECTION 4.2       COMMITTEE ACTION.

                  The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company and all other interested parties. Any Person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by the Secretary of the Committee and one member of the Committee, by two members of the Committee or by a representative of the Committee authorized to sign the same in its behalf.


                  SECTION 4.3       COMMITTEE RESPONSIBILITIES.

                  Subject to the terms and conditions of the Plan and such limitations as may be imposed by the Board, the Committee shall be responsible for the overall management and administration of the Plan and shall have such authority as shall be necessary or appropriate in order to carry out its responsibilities, including, without limitation, the authority:

                  (a) to interpret and construe the Plan, and to determine all questions that may arise under the Plan as to eligibility for Awards under the Plan, the amount of Shares, if any, to be granted pursuant to an Award, and the terms and conditions of such Award;

                  (b) to adopt rules and regulations and to prescribe forms for the operation and administration of the Plan; and

                  (c) to take any other action not inconsistent with the provisions of the Plan that it may deem necessary or appropriate.



                                    ARTICLE V
                                    ---------

                                 THE TRUST FUND
                                 --------------


                  SECTION 5.1       CONTRIBUTIONS.

                  The Company shall contribute, or cause to be contributed, to the Trust, from time to time, such amounts of money or property as shall be determined by the Board, in its discretion. No contributions by Eligible Directors or Eligible Employees shall be permitted.


                  SECTION 5.2       THE TRUST FUND.

                  The Trust Fund shall be held and invested under the Trust Agreement with the Trustee. The provisions of the Trust Agreement shall include provisions conferring powers on the Trustee as to investment, control and disbursement of the Trust Fund, and such other provisions not inconsistent with the Plan as may be prescribed by or under the authority of the Board. No bond or security shall be required of any Trustee at any time in office.


                  SECTION 5.3       INVESTMENTS.

                  The Trustee shall invest the Trust Fund in Shares and in such other investments as may be permitted under the Trust Agreement, including savings accounts, time or other interest bearing deposits in or other interest bearing obligations of the Company, in such proportions as shall be determined by the Committee; PROVIDED, HOWEVER, that in no event shall the Trust Fund be used to purchase more than 280,370 Shares. Notwithstanding the immediately preceding sentence, the Trustee may temporarily invest the Trust Fund in short-term obligations of, or guaranteed by, the U.S. Government or an agency thereof, or the Trustee may retain the Trust Fund uninvested or may sell assets of the Trust Fund to provide amounts required for purposes of the Plan.



                                   ARTICLE VI
                                   ----------

                                     AWARDS
                                     ------


                  SECTION 6.1       AWARDS TO ELIGIBLE DIRECTORS.

                  On the Effective Date, each Person who is then an Eligible Director shall be granted an Award of 14,018 Shares.


                  SECTION 6.2       AWARDS TO ELIGIBLE EMPLOYEES.

                  Subject to section 6.8 and such limitations as the Board may from time to time impose, the number of Shares as to which an Eligible Employee may be granted an Award shall be determined by the Committee in its discretion; PROVIDED HOWEVER, that in no event shall the number of Shares allocated to an

Eligible Employee in an Award exceed the number of Shares then held in the Trust and not allocated in connection with other Awards.


                  SECTION 6.3       AWARDS IN GENERAL.

                  Any Award shall be evidenced by a written notice issued by the Committee to the Eligible Director or Eligible Employee, which notice shall:

                  (a)      specify the number of Shares covered by the Award;

                  (b)      specify the Award Date;

                  (c) specify the dates on which such Shares shall become available for distribution to the Eligible Director or Eligible Employee, in accordance with sections 7.1 and 7.2; and

                  (d) contain such other terms and conditions not inconsistent with the Plan as the Board may, in its discretion, prescribe.


                  SECTION 6.4       SHARE ALLOCATIONS.

                  Upon the grant of an Award to an Eligible Director or Eligible Employee, the Committee shall notify the Trustee of the Award and of the number of Shares subject to the Award. Thereafter, until such time as the Shares subject to such Award become vested or are forfeited, the books and records of the Trustee shall reflect that such number of Shares are being held for the benefit of the Award recipient.


                  SECTION 6.5       DIVIDEND RIGHTS.

                  (a) Any cash dividends or distributions declared and paid with respect to Shares in the Trust Fund that are, as of the record date for such dividend, allocated to an Eligible Director or Eligible Employee in connection with an Award shall be promptly paid to such Eligible Director or Eligible Employee. Any cash dividends declared and paid with respect to Shares that are not, as of the record date for such dividend, allocated to any Eligible Director or Eligible Employee in connection with any Award shall, at the direction of the Committee, be held in the Trust or used to pay the administrative expenses of the Plan, including any compensation due to the Trustee.

                  (b) Any dividends or distributions declared and paid with respect to Shares in property other than cash shall be held in the Trust Fund. If, as of the record date for such dividend or distribution, the Shares with respect to which it is paid are allocated to an Eligible Director or Eligible Employee in connection with an Award, the property so distributed shall be similarly allocated such Eligible Director or Eligible Employee in connection with such Award and shall be held for distribution or forfeiture in accordance with the terms and conditions of the Award.


                  SECTION 6.6       VOTING RIGHTS.

                  (a) Each Eligible Director or Eligible Employee to whom an Award has been made that is not fully vested shall have the right to direct the manner in which all voting rights appurtenant to the Shares related to such Award will be exercised while such Shares are held in the Trust Fund. Such a direction shall be given by completing and filing, with the inspector of elections, the Trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction, a written direction in the form and manner prescribed by the Committee. If no such direction is given by an Eligible Director or Eligible Employee, then the voting rights appurtenant to the Shares allocated to him shall not be exercised.

                  (b) To the extent that the Trust Fund contains Shares that are not allocated in connection with an Award, all voting rights appurtenant to such Shares shall be exercised by the Trustee in such manner as the Committee shall direct to reflect the voting directions given by Eligible Director or Eligible Employees with respect to Shares allocated in connection with their Awards.

                  (c) The Committee shall furnish, or cause to be furnished, to each Eligible Director or Eligible Employee, all annual reports, proxy materials and other information furnished by Home Bancorp of Elgin, Inc., or by any proxy solicitor, to the holders of Shares.


                  SECTION 6.7       TENDER OFFERS.

                  (a) Each Eligible Director or Eligible Employee to whom an Award has been made that is not fully vested shall have the right to direct, with respect to the Shares related to such Award, the manner of response to any tender offer, exchange offer or other offer made to the holders of Shares. Such a direction shall be given by completing and filing, with the inspector of elections, the Trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction, a written direction in the form and manner prescribed by the Committee. If no such direction is given by an Eligible Director or Eligible Employee, then the Shares shall not be tendered or exchanged.

                  (b) To the extent that the Trust Fund contains Shares that are not allocated in connection with an Award, all responses to tender, exchange and other offers appurtenant to such Shares shall be given by the Trustee in such manner as the Committee shall direct to reflect the responses given by Eligible Director or Eligible Employees with respect to Shares allocated in connection with their Awards.

                  (c) The Committee shall furnish, or cause to be furnished, to each Eligible Director or Eligible Employee, all information furnished by the offeror to the holders of Shares.


                  SECTION 6.8       LIMITATIONS ON AWARDS.

         (a)      Notwithstanding anything in the Plan to the contrary:

                  (i) No Award shall be granted under the Plan prior to the earlier of the date on which the Plan is approved by shareholders pursuant to section 9.8 or September 26, 1997;

                  (ii) No Eligible Employee may be granted Awards covering in excess of 70,092 Shares;

                  (iii) each Award shall become vested and distributable as follows:

                           (A) prior to the May 1 following the first
                  anniversary of the date on which the Plan is approved by shareholders pursuant to section 9.8, the Award shall not be vested;

                           (B) on the May 1 following the first anniversary of
                  the date on which the Plan is approved by shareholders pursuant to section 9.8, the Award will be vested as to twenty percent (20%) of the Shares subject to the Award when granted;

                           (C) on the May 1 following the second anniversary of
                  the date on which the Award is granted, the Award will be vested as to an additional twenty percent (20%) of the Shares subject to the Award when granted;

                           (D) on the May 1 following the third anniversary of
                  the date on which the Plan is approved by shareholders pursuant to section 9.8, the Award will be vested as to an additional twenty percent (20%) of the Shares subject to the Award when granted;

                           (E) on the May 1 following the fourth anniversary of
                  the date on which the Plan is approved by shareholders pursuant to section 9.8, the Award will be vested as to an additional twenty percent (20%) of the Shares subject to the Award when granted; and

                           (F) on the May 1 following the fifth anniversary of
                  the date on which the Plan is approved by shareholders pursuant to section 9.8, the Award will be vested as to an additional twenty percent (20%) of the Shares subject to the Award when granted;

         PROVIDED, HOWEVER, that such an Award shall become fully vested on the date of the Award holder's death or Disability; and PROVIDED, FURTHER, that the Committee may establish a different vesting schedule if not inconsistent with section 563b.3(g) of OTS Regulations.

                  (b) An Award by its terms shall not be transferable by the Eligible Director or Eligible Employee other than by will or by the laws of descent and distribution, and the Shares granted pursuant to such Award shall be distributable, during the lifetime of the Recipient, only to the Recipient.



                                   ARTICLE VII
                                   -----------

                       VESTING AND DISTRIBUTION OF SHARES
                       ----------------------------------


                  SECTION 7.1   VESTING OF SHARES GRANTED TO ELIGIBLE DIRECTORS.

                  The Shares subject to each Award granted to Eligible Directors under the Plan shall become vested as follows: (i) twenty percent (20%) of such Shares shall become vested upon the May 1 following the first anniversary of the date the Plan is approved by shareholders pursuant to section 9.8; (ii) 20% of such Shares shall become vested upon the May 1 following the second anniversary of the date the Plan is approved by shareholders pursuant to section 8.8; (iii) 20% of such Shares shall become vested upon the May 1 following the third anniversary of the date the Plan is approved by shareholders pursuant to section 8.8; (iv) 20% of such Shares shall become vested upon the May 1 following the fourth anniversary of the date the Plan is approved by shareholders pursuant to section 8.8; and (v) 20% of such Shares shall become vested upon the May 1 following the fifth anniversary of the date the Plan is approved by shareholders pursuant to section 8.8; PROVIDED, HOWEVER, that the Eligible Director has remained on the services of an Employer during the entire period commencing with the date the Plan is approved by shareholders pursuant to section 8.8 and ending on the applicable anniversary of the date of shareholder approval; AND PROVIDED, FURTHER, an Award shall become 100% vested upon the Award holder's death or Disability; AND PROVIDED, FURTHER, that to the extent not inconsistent with section 563b.3(g)(4) of the OTS Regulations, all Awards granted under section
6.1 shall not be subject to the foregoing provisions of section 7.1, but shall be vested and distributable on the date of grant.


                  SECTION 7.2   VESTING OF SHARES GRANTED TO ELIGIBLE EMPLOYEES.

                  Subject to section 6.8 and the terms and conditions of the Plan, each Award to an Eligible Employee made under the Plan shall become vested at the times and upon the conditions specified by the

Committee in the Award notice; PROVIDED, HOWEVER, that an Award shall become fully vested on the date of the Award holder's death or Disability.


                  SECTION 7.3       DESIGNATION OF BENEFICIARY.

                  An Eligible Director or Eligible Employee who has received an Award may designate a Beneficiary to receive any undistributed Shares that are, or become, available for distribution on, or after, the date of his death. Such designation (and any change or revocation of such designation) shall be made in writing in the form and manner prescribed by the Committee. In the event that the Beneficiary designated by an Eligible Director or Eligible Employee dies prior to the Eligible Director or Eligible Employee, or in the event that no Beneficiary has been designated, any undistributed Shares that are, or become, available for distribution on, or after, the Eligible Director's or Eligible Employee's death shall be paid to the executor or administrator of the Eligible Director's or Eligible Employee's estate, or if no such executor or administrator is appointed within such time as the Committee, in its sole discretion, shall deem reasonable, to such one or more of the spouse and descendants and blood relatives of such deceased person as the Committee may select.


                  SECTION 7.4       MANNER OF DISTRIBUTION.

                  (a) As soon as practicable following the date any Shares granted pursuant to an Award become vested pursuant to sections 7.1 and 7.2, the Committee shall take such actions as are necessary to cause the transfer of record ownership of the Shares that have become vested from the Trustee to the Award holder and shall cause the Trustee to distribute to the Award holder all property other than Shares then being held in connection with the Shares being distributed.

                  (b) The Company's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Eligible Director or Eligible Employee or Beneficiary to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of applicable federal, state or local law. It may be provided that any such representation shall become inoperative upon a registration of the Shares or upon the occurrence of any other event eliminating the necessity of such representation. The Company shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, or (ii) the completion of such registration or other qualification under any state or federal law, rule or regulation as the Committee shall determine to be necessary or advisable.


                  SECTION 7.5       TAXES.

                  The Company, the Committee or the Trustee shall have the right to require any person entitled to receive Shares pursuant to an Award to pay the amount of any tax which is required to be withheld with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of Shares to cover the amount required to be withheld.

                                  ARTICLE VIII
                                  ------------

                            AMENDMENT AND TERMINATION
                            -------------------------


                  SECTION 8.1       TERMINATION.

                  The Board may suspend or terminate the Plan in whole or in part at any time by giving written notice of such suspension or termination to the Committee; PROVIDED, HOWEVER, that the Plan may not be terminated while there are outstanding Awards that may thereafter become vested. Upon the termination of the Plan, the Trustee shall make distributions from the Trust Fund in such amounts and to such persons as the Committee may direct and shall return the remaining assets of the Trust Fund, if any, to Home Bancorp of Elgin, Inc.


                  SECTION 8.2       AMENDMENT.

                  The Board may amend or revise the Plan in whole or in part at any time.


                  SECTION 8.3 ADJUSTMENTS IN THE EVENT OF A BUSINESS REORGANIZATION.

                  (a) In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change of Control) in which Home Bancorp of Elgin, Inc. is the surviving entity, and in the event of any stock split, stock dividend or other event generally affecting the number of Shares held by each person who is then a holder of record of Shares, the number of Shares held in the Trust Fund, including Shares covered by Awards, shall be adjusted to account for such event. Such adjustment shall be effected by multiplying such number of Shares by an amount equal to the number of Shares that would be owned after such event by a person who, immediately prior to such event, was the holder of record of one Share; provided, however, that the Committee may, in its discretion, establish another appropriate method of adjustment.

                  (b) In the event of any merger, consolidation, or other business reorganization (including but not limited to a Change of Control) in which Home Bancorp of Elgin, Inc. is not the surviving entity, the Trustee shall hold in the Trust Fund any money, stock, securities or other property received by holders of record of Shares in connection with such merger, consolidation, or other business reorganization. Any Award with respect to which Shares had been allocated to an Eligible Director or Eligible Employee shall be adjusted by allocating to the Eligible Director or Eligible Employee receiving such Award the amount of money, stock, securities or other property received by the Trustee for the Shares allocated to such Eligible Director or Eligible Employee.



                                   ARTICLE IX
                                   ----------

                                  MISCELLANEOUS
                                  -------------


                  SECTION 9.1       STATUS AS AN EMPLOYEE BENEFIT PLAN.

                  This Plan is not intended to satisfy the requirements for qualification under section 401(a) of the Code or to satisfy the definitional requirements for an "employee benefit plan" under section 3(3) of the Employee Retirement Income Security Act of 1974, as amended. It is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan shall be construed and administered so as to effectuate this intent.

                  SECTION 9.2       NO RIGHT TO CONTINUED EMPLOYMENT.

                  Neither the establishment of the Plan nor any provisions of the Plan nor any action of the Board or the Committee with respect to the Plan shall be held or construed to confer upon any Eligible Director or Eligible Employee any right to a continuation of employment by the Company. The Employers reserve the right to dismiss any Eligible Director or Eligible Employee or otherwise deal with any Eligible Director or Eligible Employee to the same extent as though the Plan had not been adopted.


                  SECTION 9.3       CONSTRUCTION OF LANGUAGE.

                  Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to an Article or section number shall refer to an Article or section of this Plan unless otherwise indicated.


                  SECTION 9.4       GOVERNING LAW.

                  The Plan shall be construed and enforced in accordance with the laws of the State of Illinois without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by the federal laws of the United States of America. The Plan shall be construed to comply with applicable OTS Regulations.


                  SECTION 9.5       HEADINGS.

                  The headings of Articles and sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.


                  SECTION 9.6       NON-ALIENATION OF BENEFITS.

                  The right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities, engagements or torts, except to the extent provided in a qualified domestic relations order as defined in section 414(p) of the Code.


                  SECTION 9.7       NOTICES.

                  Any communication required or permitted to be given under the Plan, including any notice, direction, designation, comment, instruction, objection or waiver, shall be in writing and shall be deemed to have been given at such time as it is personally delivered or 5 days after mailing if mailed, postage prepaid, by registered or certified mail, return receipt requested, addressed to such party at the address listed below, or at such other address as one such party may by written notice specify to the other:

                  (a)      If to the Compensation Committee:

                           Home Bancorp of Elgin, Inc.
                           16 North Spring Street
                           Elgin, Illinois  60010

                           Attention:  CORPORATE SECRETARY
                                       -------------------

                  (b) If to an Eligible Director or Eligible Employee, to the Eligible Director's or Eligible Employee's address as shown in the Employer's records.


                  SECTION 9.8       APPROVAL OF SHAREHOLDERS.

                  The Plan shall not be effective or implemented prior to the first year anniversary of the conversion of Home Federal Savings and Loan Association to stock form unless approved by the holders of a majority of the total votes eligible to be cast at any duly called annual or special meeting of the Company, in which case the Plan shall be effective as of the later of (a) March 26, 1996 or (b) the date of such approval. If not effective prior to such one year anniversary, the Plan shall be effective on such later date as is specified by the Board.

                            [FORM OF PROXY - FRONT]

HOME BANCORP OF ELGIN, INC.                                    REVOCABLE PROXY



     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HOME BANCORP
         OF ELGIN, INC.FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                               ON APRIL 17, 1997.

The undersigned stockholder of Home Bancorp of Elgin, Inc. hereby appoints George L. Perucco, Lyle N. Dolan and Kenneth L. Moran, and each of them, with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock of Home Bancorp of Elgin, Inc. held of record by the undersigned on February 21, 1997, at the 1997 Annual Meeting of Stockholders (the "Annual Meeting") to be held at 2:00 p.m., Central Time, on April 17, 1997, or at any adjournment or postponement thereof, upon the matters described in the accompanying Notice of the 1997 Annual Meeting of Stockholders and Proxy Statement, dated March 13, 1997, and upon such other matters as may properly come before the Annual Meeting. The undersigned hereby revokes all prior proxies.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED IN ITEM 1 AND FOR THE PROPOSALS LISTED IN ITEMS 2, 3, 4 AND 5.

            PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE
                AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                            [FORM OF PROXY - BACK]



                                                                                                            I will attend the   / /
          PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.    /X/                       Annual Meeting




[                                                                              ]



THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES
NAMED IN ITEM 1 AND A VOTE "FOR" EACH OF THE PROPOSALS IN ITEMS 2, 3, 4 AND 5.

1. Election of three Directors for terms of three years each.              For       Withhold      For All
                                                                           All          All        Except
                                                                                                               -------------------
NOMINEES: Henry R. Hines, Thomas S. Rakow and Richard S. Scheflow          / /          / /         / /        Nominee Exception

INSTRUCTION: TO WITHHOLD AUTHORITY to vote for any individual nominee, mark the oval "For All Except" and write that nominee's name in the space provided.



2.  Approval of the Home Bancorp of Elgin, Inc.         For   Against   Abstain
    1997 Stock Option Plan.
                                                        / /     / /        / /


3.  Approval of the Home Bancorp of Elgin,              For   Against   Abstain
    Inc. 1997 Recognition and Retention Plan.
                                                        / /     / /        / /


 4. Ratification of the appointment of KPMG             For   Against   Abstain
    Peat Marwick LLP as independent auditors
    for the fiscal year ending December 31,             / /     / /        / /
    1997.





 5. Authorization of the Board of Directors, in         For   Against   Abstain
    its discretion, to direct the vote of proxies
    upon such matters incident to the conduct of        / /     / /        / /
    the Annual Meeting as may properly come
    before the Annual Meeting, and any
    adjournment or postponement thereof,
    including, without limitation, a motion to adjourn the Annual Meeting.


The undersigned hereby acknowledges receipt of the Notice of the 1997 Annual Meeting of Stockholders and the Proxy Statement, dated March 13, 1997 for the Annual Meeting.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Signature(s)

Dated:                                                                 , 1997
       ----------------------------------------------------------------

Please sign exactly as your name appears on this proxy. Joint owners should each sign personally. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate or partnership proxies should be signed by an authorized officer.

                         [VOTING AUTHORIZATION LETTER]

                                          March 13, 1997



TO:      ALL EMPLOYEE STOCK OWNERSHIP PLAN ("ESOP") PARTICIPANTS


Re:      Annual Meeting of Stockholders to be held on April 17, 1997
         -----------------------------------------------------------



         As you know, when Home Federal Savings and Loan Association of Elgin ("Association") completed its stock conversion last year its parent company, Home Bancorp of Elgin, Inc. ("Company"), established a new benefit plan and trust for the benefit of eligible employees of the Company and the Association. This Plan is known as the "Home Bancorp of Elgin, Inc. Employee Stock Ownership Plan" or "ESOP." Shares of the Company's common stock ("Common Stock") are purchased by the ESOP, held in trust by its trustee Harris Bank Barrington, N.A. ("Trustee"), and then allocated to the accounts of ESOP participants over a period of years. The ESOP allows its participants (including any former participants and beneficiaries) to have certain voting rights at the Company's stockholder meetings with respect to shares of Common Stock held by the Trustee.

         In connection with the Annual Meeting of Stockholders of Home Bancorp of Elgin, Inc. to be held on April 17, 1997, enclosed are the following documents:

         1.       Confidential Voting Instruction card for the ESOP;
         2. Proxy Statement dated March 13, 1997, including a Notice of Annual Meeting of Stockholders; and
         3.       1997 Annual Report to Stockholders.

         As a participant in the ESOP, you have the right to direct the Trustee how to vote the shares allocated to your account under the ESOP as of February 21, 1997, the record date for the Annual Meeting ("Record Date"), on the proposals to be voted on by the Company's stockholders. Your rights as a participant in the ESOP will vary depending on whether the matter being voted on is an "Anticipated Proposal" or an "Unanticipated Proposal."

ANTICIPATED PROPOSALS

         Each ESOP participant has the right to specify how the ESOP Trustee should vote the shares in his or her ESOP account as of the Record Date. In general, the Trustee will vote the shares in your ESOP account by casting votes FOR, AGAINST, or ABSTAIN with respect to each proposal as you specify on the Confidential Voting Instruction card accompanying this letter. The number of shares in your ESOP account are shown on the enclosed Confidential Voting Instruction card.

         The Trustee's fiduciary duties require it to vote any shares for which it receives no voting instructions, as well as any shares not yet allocated to ESOP participants, in a manner determined to be prudent and solely in the interest of the ESOP participants and beneficiaries. If you do not direct the Trustee how to vote the shares in your ESOP account, the Trustee will, to the extent consistent with its fiduciary duties, vote your shares in a manner calculated to most accurately reflect the instructions received from other participants in the ESOP. The same is true of shares of Common Stock not yet placed in anyone's ESOP account.

UNANTICIPATED PROPOSALS

         It is possible, although very unlikely, that proposals other than those specified on the enclosed Confidential Voting Instruction card will be presented for stockholder action at the 1997 Annual Meeting of Stockholders. If this should happen, the Trustee will vote upon such matters in its discretion, or cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by it.

                                *  *  *  *  *

         Your instruction is very important. You are encouraged to review the enclosed material carefully and to complete, sign and date the enclosed Confidential Voting Instruction card to signify your direction to the Trustee. YOU SHOULD THEN SEAL THE COMPLETED CARD IN THE ENCLOSED ENVELOPE AND RETURN IT DIRECTLY TO THE TRUSTEE USING THE POSTAGE-PAID RETURN ENVELOPE PROVIDED. The Confidential Voting Instruction card must be received by the Trustee no later than April 9, 1997.

         PLEASE NOTE THAT THE VOTING INSTRUCTIONS OF INDIVIDUAL PARTICIPANTS ARE TO BE KEPT CONFIDENTIAL BY THE TRUSTEE, WHO HAS BEEN INSTRUCTED NOT TO DISCLOSE THEM TO ANYONE AT THE ASSOCIATION OR THE COMPANY. IF YOU HAVE ANY QUESTIONS REGARDING YOUR VOTING RIGHTS OR THE TERMS OF THE ESOP, PLEASE CALL PAT A. LENART AT (847) 742-3800.


                                          Very truly yours,

                                          THE COMPENSATION COMMITTEE OF
                                          HOME BANCORP OF ELGIN, INC.


Enclosures

                 [VOTING INSTRUCTION AUTHORIZATION FORM - FRONT]


                           HOME BANCORP OF ELGIN, INC.

                         CONFIDENTIAL VOTING INSTRUCTION

                     SOLICITED BY THE COMPENSATION COMMITTEE
                         OF HOME BANCORP OF ELGIN, INC.
                       FOR THE HOME BANCORP OF ELGIN, INC.
                          EMPLOYEE STOCK OWNERSHIP PLAN


     The undersigned participant, former participant or beneficiary of a deceased former participant of the Home Bancorp of Elgin, Inc. Employee Stock Ownership Plan (the "ESOP") hereby provides the voting instructions specified to the trustee ("Trustee") of the ESOP trust (the "ESOP Trust"), which instructions shall be taken into account by the Trustee in voting, in person, by limited or general power of attorney, or by proxy, the shares and fractional shares of common stock of Home Bancorp of Elgin, Inc. that are held by the Trustee, in its capacity as Trustee of the ESOP, as of February 21, 1997, at the 1997 Annual Meeting of Stockholders of Home Bancorp of Elgin, Inc. to be held on April 17, 1997, and at any adjournment or postponement thereof.

     As to the proposals listed on the reverse side, which are more particularly described in the Proxy Statement dated March 13, 1997, the Trustee will vote the common stock of Home Bancorp of Elgin, Inc. held by the ESOP Trust to reflect the voting instructions on this Confidential Voting Instruction, in the manner described in the accompanying letter from the Compensation Committee dated March 13, 1997.



     (CONTINUED ON REVERSE SIDE. PLEASE COMPLETE, SIGN AND DATE ON THE REVERSE SIDE AND PROMPTLY RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE.)

                 [VOTING INSTRUCTION AUTHORIZATION FORM - BACK]

     THE BOARD OF DIRECTORS OF HOME BANCORP OF ELGIN, INC. RECOMMENDS A VOTE "FOR" ALL NOMINEES IN PROPOSAL NO. 1 AND "FOR" PROPOSALS NO. 2, NO. 3 AND NO. 4. IF THIS CONFIDENTIAL VOTING INSTRUCTION IS SIGNED BUT NO DIRECTION IS GIVEN, THIS VOTING INSTRUCTION CARD WILL BE DEEMED TO INSTRUCT VOTES "FOR" ALL NOMINEES IN PROPOSAL NO. 1, AND "FOR" PROPOSALS NO. 2, NO. 3 AND NO. 4. THE DIRECTIONS, IF ANY, GIVEN IN THIS CONFIDENTIAL VOTING INSTRUCTION WILL BE KEPT CONFIDENTIAL FROM ALL DIRECTORS, OFFICERS AND EMPLOYEES OF HOME BANCORP OF ELGIN, INC. OR HOME FEDERAL SAVINGS AND LOAN ASSOCIATION OF ELGIN.

                                                                                         Please mark your votes like this
                                                                                                         /X/

------------------------------------------------------------------------------------------------------------------------------------
1.   Election of three Directors for terms of                       FOR all nominees                     WITHHOLD as to all nominees
     three years each. Nominees: Henry R. Hines,            (except as otherwise indicated)                          / /
     Thomas S. Rakow and Richard S. Scheflow.                             / /

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE
PROVIDED:_____________________________________________

------------------------------------------------------------------------------------------------------------------------------------
                                                                  FOR                      AGAINST                   ABSTAIN
2.   Approval of the Home Bancorp of Elgin, Inc.
     1997 Stock Option Plan.                                      / /                       / /                        / /
------------------------------------------------------------------------------------------------------------------------------------
3.   Approval of the Home Bancorp of Elgin, Inc.
     1997 Recognition and Retention Plan.                         / /                       / /                        / /
------------------------------------------------------------------------------------------------------------------------------------
4.   Ratification of the appointment of KPMG Peat
     Marwick LLP as independent auditors of Home
     Bancorp of Elgin, Inc. for the fiscal year
     ending December 31, 1997.                                    / /                       / /                        / /
------------------------------------------------------------------------------------------------------------------------------------

     In its discretion, the Trustee is authorized to vote upon such other business as may come before the Annual Meeting or any adjournment or postponement thereof or to cause such matters to be voted upon in the discretion of the individuals named in any proxies executed by the Trustees.

     All proposals listed above in this Confidential Voting Instruction were proposed by Home Bancorp of Elgin, Inc.

     The undersigned hereby instructs the Trustee to vote in accordance with the voting instruction indicated above and hereby acknowledges receipt, prior to the execution of this Confidential Voting Instruction, of a Voting Instruction Letter, a Notice of Annual Meeting of Stockholders of Home Bancorp of Elgin, Inc., a Proxy Statement dated March 13, 1997 for the Annual Meeting and a 1997 Annual Report to Stockholders.

     PLEASE SIGN AND DATE BELOW AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR CONFIDENTIAL VOTING INSTRUCTION MUST BE RECEIVED NO LATER THAN APRIL 9, 1997.


                               DATE_____________________________________________


                               SIGNATURE________________________________________


                               Signature of participant, former participant or designated beneficiary of deceased former participant. Please sign name exactly as it appears herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.